File No. 333-[   ]

AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 18, 2024

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. ☐

JNL Series Trust

(Exact Name of Registrant as Specified in Charter)

1 Corporate Way

Lansing, Michigan 48951

(Address of Principal Executive Offices)

(517) 381-5500

(Registrant’s Area Code and Telephone Number)

225 West Wacker Drive

Chicago, Illinois 60606

(Mailing Address)

With copies to:

EMILY J. BENNETT, ESQ. JNL Series Trust 1 Corporate Way Lansing, Michigan 48951	PAULITA PIKE, ESQ. Ropes & Gray LLP 191 North Wacker Drive Chicago, Illinois 60606

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

It is proposed that this Registration Statement will become effective on January 17, 2025, pursuant to Rule 488 under the Securities Act of 1933, as amended.

Title of securities being registered: Class A and Class I Shares of beneficial interest in the series of the registrant designated as the JNL/Mellon International Index Fund.

No filing fee is required because the registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares (File Nos. 033-87244 and 811-08894).

JNL SERIES TRUST

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Cover Sheet

Contents of Registration Statement

Letter to Contract Owners

Notice of Special Meeting

Contract Owner Voting Instructions

Part A - Proxy Statement/Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

JACKSON NATIONAL LIFE INSURANCE COMPANY

JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK

1 Corporate Way

Lansing, Michigan 48951

February 14, 2025

Dear Contract Owner:

Enclosed is a notice of a Special Meeting of Shareholders of the JNL/Baillie Gifford International Growth Fund (the “Baillie Gifford Fund” or the “Acquired Fund”), a series of the JNL Series Trust (the “Trust”). The Special Meeting of Shareholders of the Acquired Fund is scheduled to be held at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951, on March 25, 2025, at 9:30 a.m., Eastern Time (the “Meeting”). At the Meeting, the shareholders of the Acquired Fund will be asked to approve the proposal described below.

The Trust’s Board of Trustees (the “Board”) called the Meeting to request shareholder approval of the reorganization (the “Reorganization”) of the Acquired Fund into the JNL/Mellon International Index Fund (the “Mellon Fund” or the “Acquiring Fund”), also a series of the Trust. The Acquired Fund and the Acquiring Fund are each sometimes referred to herein as a “Fund” and collectively, the “Funds.”

Both the Acquired Fund and the Acquiring Fund are managed by Jackson National Asset Management, LLC (“JNAM”), but only the Acquired Fund is sub-advised by an investment sub-adviser. If the Reorganization is approved and implemented, each person that invests indirectly in the Acquired Fund will automatically become an investor indirectly in the Acquiring Fund.

The Board considered that the Acquired Fund was converted from a “feeder fund” in a master-feeder arrangement to a sub-advised structure in April 2021 and that the Acquired Fund’s performance has been marked with volatility and inconsistency since the 2021 conversion. The Board also considered JNAM’s statement that the Acquired Fund’s volatility and inconsistent performance relative to its benchmark and peer group for most periods since converting to its current sub-advised structure are the primary drivers behind its recommendation to merge the Acquired Fund into the Acquiring Fund. The Board considered the recommendation of JNAM to merge the Acquired Fund into the Acquiring Fund given that the Acquiring Fund has delivered broad beta exposure at a low cost, superior risk-adjusted performance, and more consistent performance versus peers than the Acquired Fund, and because JNAM believes the existing shareholders of the Acquired Fund will benefit from lower fees and should benefit from more consistent and favorable performance achieved through the Reorganization with the Acquired Fund.

After considering JNAM’s recommendation, the Board concluded that: (i) the Reorganization will benefit the shareholders of the Acquired Fund; (ii) the Reorganization is in the best interests of the Acquired Fund; and (iii) the interests of the shareholders of the Acquired Fund will not be diluted as a result of the Reorganization. No one factor was determinative, and each Trustee may have attributed different weights to the various factors. The Board did not determine any considerations related to this Reorganization to be adverse. The Board, after careful consideration, approved the Reorganization.

Pending shareholder approval, effective as of the close of business on April 25, 2025, or on such later date as may be deemed necessary in the judgment of the Board in accordance with the Plan of Reorganization (the “Closing Date”), you will invest indirectly in shares of the Acquiring Fund in an amount equal to the dollar value of your interest in the Acquired Fund on the Closing Date. As of the date hereof, it is not expected that the Closing Date will be postponed. If the Closing Date is postponed to allow for additional time to solicit shareholder votes, shareholders will remain shareholders of their respective Fund(s). No sales charge, redemption fees, or other transaction fees will be imposed in the Reorganization. There will, however, be transaction costs associated with the Reorganization, which typically include, but are not limited to, trade commissions, related fees and taxes, and any foreign exchange spread costs. The Acquired Fund will bear the transaction expenses due to the portfolio repositioning based on its relative net asset value at the time of the Reorganization. Such costs are estimated to be $418,664 (0.05% of net assets). There is no tax impact to contract owners as a result of portfolio repositioning. The Reorganization will not cause any fees or charges under your contract to be greater after the Reorganization than before the Reorganization, and the Reorganization will not alter your rights under your contract or the obligations of the insurance company that issued the contract. Following the Reorganization, the Acquiring Fund will be the accounting and performance survivor.

You may wish to take actions relating to your future allocation of premium payments under your insurance contract to the various investment divisions (the “Divisions”) of the separate account. You may execute certain changes prior to the Reorganization, in addition to participating in the Reorganization with regard to the Acquiring Fund, such as allocating your premium payments to other Divisions.

All actions with regard to the Acquired Fund need to be completed by the Closing Date. In the absence of new instructions prior to the Closing Date, future premium payments previously allocated to the Acquired Fund Division will be allocated to the Acquiring Fund Division. The Acquiring Fund Division will be the Division for future allocations under the Dollar Cost Averaging, Earnings Sweep, and Rebalancing Programs (together, the “Programs”). In addition to the Acquiring Fund Division, there are other Divisions investing in mutual funds with similar investment objectives as the Acquiring Fund. If you want to transfer all or a portion of your Contract value out of the Acquired Fund Division prior to the Reorganization, you may do so and that transfer will not be treated as a transfer for the purpose of determining how many subsequent transfers may be made in any period or how many may be made in any period without charge. In addition, if you want to transfer all or a portion of your Contract value out of the Acquiring Fund Division after the Reorganization, you may do so within 60 days following the Closing Date and that transfer will not be treated as a transfer for the purpose of determining how many subsequent transfers may be made in any period or how many may be made in any period without charge. You will be provided with an additional notification of this free-transfer policy on or about April 28, 2025.

If you want to change your allocation instructions as to your future premium payments or the Programs or if you require summary descriptions of the other underlying funds and Divisions available under your contract or additional copies of the prospectuses for other funds underlying the Divisions, please contact:

For Jackson variable annuity policies:

Annuity Customer Care
P.O. Box 24068
Lansing, Michigan 48909-4068
1-800-644-4565
www.jackson.com

For Jackson New York variable annuity policies:

Jackson of NY Customer Care
P.O. Box 24068
Lansing, Michigan 48909-4068
1-800-599-5651
www.jackson.com

An owner of a variable annuity contract or certificate that participates in the Acquired Fund through the Divisions of separate accounts established by Jackson National Life Insurance Company or Jackson National Life Insurance Company of New York (each, an “Insurance Company”) is entitled to instruct the applicable Insurance Company how to vote the Acquired Fund shares related to the ownership interest in those accounts as of the close of business on January 31, 2025. The attached Notice of Special Meeting of Shareholders and Proxy Statement and Prospectus concerning the Meeting describe the matters to be considered at the Meeting.

You are cordially invited to attend the Meeting. Because it is important that your vote be represented whether or not you are able to attend, you are urged to consider these matters and to exercise your right to vote your shares by completing, dating, signing, and returning the enclosed voting instruction card in the accompanying return envelope at your earliest convenience or by relaying your voting instructions via telephone or the Internet by following the enclosed instructions. Of course, we hope that you will be able to attend the Meeting, and if you wish, you may vote your shares in person, even if you may have already returned a voting instruction card or submitted your voting instructions via telephone or the Internet. At any time prior to the Meeting, you may revoke your voting instructions by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone, or the Internet, or appearing and voting in person at the Meeting. Please respond promptly in order to save additional costs of proxy solicitation and to make sure you are represented.

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Very truly yours,

[●]

Mark D. Nerud Trustee, President, and Chief Executive Officer JNL Series Trust

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JNL SERIES TRUST

JNL/Baillie Gifford International Growth Fund

1 Corporate Way

Lansing, Michigan 48951

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 25, 2025

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the JNL/Baillie Gifford International Growth Fund (the “Baillie Gifford Fund” or the “Acquired Fund”), a series of JNL Series Trust (the “Trust”), will be held on March 25, 2025 at 9:30 a.m., Eastern Time, at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951 (the “Meeting”).

The Meeting will be held to act on the following proposals:

1.	To approve the Plan of Reorganization, adopted by the Trust’s Board of Trustees (the “Board”), which provides for the reorganization of the Baillie Gifford Fund into the JNL/Mellon International Index Fund, also a series of the Trust.

2.	To transact other business that may properly come before the Meeting or any adjournments thereof.

Please note that owners of variable annuity contracts or certificates (the “Contract Owners”) issued by Jackson National Life Insurance Company or Jackson National Life Insurance Company of New York (each, an “Insurance Company”) who have invested in shares of the Acquired Fund through the investment divisions of a separate account or accounts of an Insurance Company (“Separate Account”) will be given the opportunity, to the extent required by law, to provide the applicable Insurance Company with voting instructions on the above proposals.

You should read the Proxy Statement and Prospectus attached to this notice prior to completing your proxy or voting instruction card. The record date for determining the number of shares outstanding, the shareholders entitled to vote, and the Contract Owners entitled to provide voting instructions at the Meeting and any adjournments thereof has been fixed as the close of business on January 31, 2025. If you attend the Meeting, you may vote or give your voting instructions in person.

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY CARD OR VOTING INSTRUCTION CARD PROMPTLY.

Regardless of whether you plan to attend the Meeting, you should vote or give voting instructions by promptly completing, dating, signing, and returning the enclosed proxy or voting instruction card for the Acquired Fund in the enclosed postage-paid envelope. You also can vote or provide voting instructions through the Internet or by telephone using the 12-digit control number that appears on the enclosed proxy or voting instruction card and following the simple instructions. At any time prior to the Meeting, you may revoke your voting instructions by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone, or the Internet, or appearing and voting in person at the Meeting. If you are present at the Meeting, you may change your vote or voting instructions, if desired, at that time. The Board recommends that you vote or provide voting instructions to vote FOR the proposal.

By order of the Board,

[●]

Mark D. Nerud Trustee, President, and Chief Executive Officer

February 14, 2025

Lansing, Michigan

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JACKSON NATIONAL LIFE INSURANCE COMPANY

JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK

CONTRACT OWNER VOTING INSTRUCTIONS

REGARDING A SPECIAL MEETING OF SHAREHOLDERS OF

JNL/BAILLIE GIFFORD INTERNATIONAL GROWTH FUND

A SERIES OF THE JNL SERIES TRUST

TO BE HELD ON MARCH 25, 2025

DATED: FEBRUARY 14, 2025

GENERAL

These Contract Owner voting instructions are being furnished by Jackson National Life Insurance Company (“Jackson National”), or Jackson National Life Insurance Company of New York (each, an “Insurance Company” and, together, the “Insurance Companies”), to owners of their variable annuity contracts or certificates (the “Contracts”) (the “Contract Owners”) who, as of January 31, 2025 (the “Record Date”), had net premiums or contributions allocated to the investment divisions of their separate accounts (the “Separate Accounts”) that are invested in shares of the JNL/Baillie Gifford International Growth Fund (the “Baillie Gifford Fund” or “Acquired Fund”), a series of the JNL Series Trust (the “Trust”).

The Trust is a Massachusetts business trust registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company.

Each Insurance Company is required to offer Contract Owners the opportunity to instruct it, as the record owner of all of the shares of beneficial interest in the Acquired Fund (the “Shares”) held by its Separate Accounts, as to how it should vote on the reorganization proposal (the “Proposal”) to be considered at the Special Meeting of Shareholders of the Acquired Fund referred to in the preceding Notice and at any adjournments (the “Meeting”). The enclosed Proxy Statement and Prospectus, which you should retain for future reference, concisely sets forth information about the proposed reorganization involving the Acquired Fund and another series of the Trust that a Contract Owner should know before completing the enclosed voting instruction card.

These Contract Owner Voting Instructions and the accompanying voting instruction card are being mailed to Contract Owners on or about February 20, 2025.

HOW TO INSTRUCT AN INSURANCE COMPANY

To instruct an Insurance Company as to how to vote the Shares held in the investment divisions of its Separate Accounts, Contract Owners are asked to promptly complete their voting instructions on the enclosed voting instruction card(s) and sign, date, and mail the voting instruction card(s) in the accompanying postage-paid envelope. Contract Owners also may provide voting instructions by phone at 1-866-256-0779 or by Internet at our website at www.proxypush.com/JNL.

If a voting instruction card is not marked to indicate voting instructions but is signed, dated, and returned, it will be treated as an instruction to vote the Shares in favor of the Proposal.

The number of Shares held in the investment division of a Separate Account corresponding to the Acquired Fund for which a Contract Owner may provide voting instructions was determined as of the Record Date by dividing (i) a Contract’s account value (minus any Contract indebtedness) allocable to that investment division by (ii) the net asset value of one Share of the Acquired Fund. At any time prior to an Insurance Company’s voting at the Meeting, a Contract Owner may revoke his or her voting instructions with respect to that investment division by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or the Internet, or appearing and voting in person at the Meeting.

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HOW AN INSURANCE COMPANY WILL VOTE

An Insurance Company will vote the Shares for which it receives timely voting instructions from Contract Owners in accordance with those instructions. Shares in each investment division of a Separate Account for which an Insurance Company receives a voting instruction card that is signed, dated, and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the Proposal. Shares in each investment division of a Separate Account for which an Insurance Company receives no timely voting instructions from a Contract Owner, or that are attributable to amounts retained by an Insurance Company or its affiliate as surplus or seed money, will be voted by the applicable Insurance Company either for or against approval of the Proposal, or as an abstention, in the same proportion as the Shares for which Contract Owners (other than the Insurance Company) have provided voting instructions to the Insurance Company. Similarly, the Insurance Companies and their affiliates will vote their own shares and will vote shares that are held by the Fund of Funds whose shares are held by a Separate Account in the same proportion as voting instructions timely given by Contract Owners. As a result of proportionate voting, a small number of Contract Owners could determine the outcome of the Proposal. Please see “Additional Information about the Funds – Tax Status” below.

OTHER MATTERS

The Insurance Companies are not aware of any matters, other than the Proposal, to be acted on at the Meeting. If any other matters come before the Meeting, an Insurance Company will vote the Shares upon such matters in its discretion. Voting instruction cards may be solicited by employees of Jackson National or its affiliates as well as officers and agents of the Trust. The principal solicitation will be by mail, but voting instructions may also be solicited by telephone, personal interview, the Internet, or other permissible means.

The Meeting may be adjourned whether or not a quorum is present, by the chairperson of the Meeting from time to time to reconvene at the same or some other place as determined by the chairperson of the Meeting for any reason, including failure of a Proposal to receive sufficient votes for approval. No shareholder vote shall be required for any adjournment. No notice need be given that the Meeting has been adjourned other than by announcement at the Meeting. Any business that might have been transacted at the original Meeting may be transacted at any adjourned Meeting.

It is important that your Contract be represented. Please promptly mark your voting instructions on the enclosed voting instruction card; then sign, date, and mail the voting instruction card in the accompanying postage-paid envelope. You may also provide your voting instructions by telephone at 1-866-256-0779 or by Internet at our website at www.proxypush.com/JNL.

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PROXY STATEMENT

for

JNL/Baillie Gifford International Growth Fund, a series of JNL Series Trust

and

PROSPECTUS

for

JNL/Mellon International Index Fund, a series of JNL Series Trust

Dated

February 14, 2025

1 Corporate Way

Lansing, Michigan 48951

(517) 381-5500

This Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished to owners of variable annuity contracts or certificates (the “Contracts”) (the “Contract Owners”) issued by Jackson National Life Insurance Company (“Jackson National”) or Jackson National Life Insurance Company of New York (each, an “Insurance Company” and together, the “Insurance Companies”) who, as of January 31, 2025, had net premiums or contributions allocated to the investment divisions of an Insurance Company’s separate accounts (the “Separate Accounts”) that are invested in shares of beneficial interest in the JNL/Baillie Gifford International Growth Fund (the “Baillie Gifford Fund” or the “Acquired Fund”), a series of the JNL Series Trust (the “Trust”), an open-end management investment company registered with the Securities and Exchange Commission (“SEC”). The purpose of this Proxy Statement/Prospectus is for shareholders of the Baillie Gifford Fund to vote on a Plan of Reorganization, adopted by the Trust’s Board of Trustees (the “Board”), which provides for the reorganization of the Baillie Gifford Fund into the JNL/Mellon International Index Fund (the “Mellon Fund” or the “Acquiring Fund”), also a series of the Trust.

This Proxy Statement/Prospectus also is being furnished to the Insurance Companies as the record owners of shares and to other shareholders that were invested in the Acquired Fund as of January 31, 2025. Contract Owners are being provided the opportunity to instruct the applicable Insurance Company to approve or disapprove the proposal contained in this Proxy Statement/Prospectus in connection with the solicitation by the Board of proxies to be used at the Special Meeting of Shareholders of the Acquired Fund to be held at 1 Corporate Way, Lansing, Michigan 48951, on March 25, 2025, at 9:30 a.m., Eastern Time, or any adjournment or adjournments thereof (the “Meeting”).

THE SEC HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROXY STATEMENT/PROSPECTUS OR DETERMINED IF THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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The proposal described in this Proxy Statement/Prospectus is as follows:

Proposal		Shareholders Entitled to Vote on the Proposal
1.	To approve the Plan of Reorganization, adopted by the Board, which provides for the reorganization of the Baillie Gifford Fund into the Mellon Fund.	Shareholders of the Baillie Gifford Fund

The reorganization referred to in the above proposal is referred to herein as the “Reorganization.”

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information regarding the proposal that you should know before voting or providing voting instructions. Additional information about the Trust has been filed with the SEC and is available upon oral or written request without charge. This Proxy Statement/Prospectus is being provided to the Insurance Companies and mailed to Contract Owners on or about February 20, 2025. It is expected that one or more representatives of each Insurance Company will attend the Meeting in person or by proxy and will vote shares held by the Insurance Company in accordance with voting instructions received from its Contract Owners and in accordance with voting procedures established by the Trust.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus:

1.	The Prospectus and Statement of Additional Information of the Trust, each dated April 29, 2024, as supplemented, with respect to the Acquired Fund (File Nos. 033-87244 and 811-08894);

2.	The Annual Report to Shareholders of the Trust with respect to the Acquired Fund for the fiscal year ended December 31, 2023 (File Nos. 033-87244 and 811-08894);

3.	The Semi-Annual Financial Statements with respect to the Acquired Fund for the period ended June 30, 2024 included in the Trust’s Form N-CSR filing with the SEC (File Nos. 033-87244 and 811-08894);

4.	The Statement of Additional Information dated February 14, 2025, relating to the Reorganization (File No. 333-[ ]).

For a free copy of any of the above documents, please call or write to the phone numbers or address below.

Contract Owners can learn more about the Acquired Fund and the Acquiring Fund in any of the documents incorporated into this Proxy Statement/Prospectus, including the Annual Report and Semi-Annual Financial Statements listed above, which have been furnished to Contract Owners. Contract Owners may request a copy thereof, without charge, by calling 1-800-644-4565 (Jackson Customer Care) or 1-800-599-5651 (Jackson NY Customer Care), by writing JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or by visiting www.jackson.com.

The Trust is subject to the informational requirements of the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, it must file certain reports and other information with the SEC. Proxy materials, reports, and other information filed by the Trust are available on the SEC’s website at http://www.sec.gov.

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SUMMARY

You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the Plan of Reorganization, a copy of which is attached hereto as Appendix A.

The Proposed Reorganization

The proposed Reorganization is as follows:

Proposal		Shareholders Entitled to Vote on the Proposal
1.	To approve the Plan of Reorganization, adopted by the Board, which provides for the Reorganization of the Baillie Gifford Fund into the Mellon Fund.	Shareholders of the Baillie Gifford Fund

This Proxy Statement/Prospectus is soliciting shareholders with amounts invested in the Acquired Fund as of January 31, 2025, to approve the Plan of Reorganization, whereby the Acquired Fund will be reorganized into the Acquiring Fund. (The Acquired Fund and Acquiring Fund are each sometimes referred to herein as a “Fund” and collectively, the “Funds.”)

The Acquired Fund has two share classes, designated Class A and Class I shares (“Acquired Fund Shares”). The Acquiring Fund also has two share classes, designated Class A and Class I shares (“Acquiring Fund Shares”).

The Plan of Reorganization provides for:

●	the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for Acquiring Fund Shares having an aggregate net asset value equal to the Acquired Fund’s net assets;

●	the Acquiring Fund’s assumption of all the liabilities of the Acquired Fund;

●	the distribution to the shareholders (for the benefit of the Separate Accounts, as applicable, and thus the Contract Owners) of those Acquiring Fund Shares; and

●	the complete termination of the Acquired Fund.

A comparison of the investment objective(s), principal investment policies and strategies, and principal risks of the Acquired Fund and the Acquiring Fund is included in the “Comparison of Investment Objectives and Principal Investment Strategies,” “Comparison of Principal Risk Factors,” and “Comparison of Fundamental Policies” sections below. The Funds have identical distribution procedures, purchase procedures, exchange rights, and redemption procedures, which are discussed in “Additional Information about the Funds” below. Each Fund offers its shares to Separate Accounts and certain other eligible investors. Shares of each Fund are offered and redeemed at their net asset value without any sales load. You will not incur any sales loads or similar transaction charges as a result of the Reorganization.

The Reorganization is expected to be effective as of the close of business on April 25, 2025, or on such later date as may be deemed necessary in the judgment of the Board in accordance with the Plan of Reorganization (the “Closing Date”). As a result of the Reorganization, a shareholder invested in shares of the Acquired Fund would become an owner of shares of the Acquiring Fund. Such shareholder would hold, immediately after the Closing Date, Acquiring Fund Shares having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund Shares that were held by the shareholder as of the Closing Date. Similarly, each Contract Owner whose Contract values are invested indirectly in shares of the Acquired Fund through the Investment Divisions of a Separate Account would become indirectly invested in shares of the Acquiring Fund through the Investment Divisions of a Separate Account. The Contract value of each such Contract Owner would be invested indirectly through the Investment Divisions of a Separate Account, immediately after the Closing Date, in shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund Shares in which the Contract Owner invested indirectly through the Investment Divisions of a Separate Account as of the Closing Date. Following the Reorganization, the Acquiring Fund will be the accounting and legal survivor. It is expected that the Reorganization will not be a taxable event for U.S. federal income tax purposes for Contract Owners. Please see “Additional Information about the Reorganization – Federal Income Tax Consequences of the Reorganization” below for further information.

The Board unanimously approved the Plan of Reorganization with respect to the Baillie Gifford Fund. Accordingly, the Board is submitting the Plan of Reorganization for approval by the Acquired Fund’s shareholders. In considering whether to approve the proposal (“Proposal”), you should review the Proposal for the Acquired Fund in which you were invested on the Record Date (as defined under “Voting Information”). In addition, you should review the information in this Proxy Statement/Prospectus that relates to the Proposal and the Plan of Reorganization generally.

The Board recommends that you vote “FOR” the Proposal to approve the Plan of Reorganization.

PROPOSAL:	APPROVAL OF THE PLAN OF REORGANIZATION WITH RESPECT TO THE REORGANIZATION OF THE BAILLIE GIFFORD FUND INTO THE MELLON FUND.

This Proposal requests the approval of Baillie Gifford Fund shareholders of the Plan of Reorganization pursuant to which the Baillie Gifford Fund will be reorganized into the Mellon Fund.

In considering whether you should approve this Proposal, you should note that:

●	Investment Objectives. The Funds have different investment objectives. The Baillie Gifford Fund seeks capital appreciation, while the Mellon Fund tracks the performance of the Morningstar® Developed Markets ex-North America Target Market Exposure IndexSM (Net) (“Index”) to provide long-term capital growth by investing in international equity securities through exclusive investment in shares of the JNL International Index Fund (“Master Fund”). For a detailed comparison of each Fund’s investment policies and strategies, see “Comparison of Investment Objectives and Principal Investment Strategies” below and Appendix B.

●	Principal Investment Strategies. The Funds also have different principal investment strategies (references to the Mellon Fund’s strategies are deemed to include the Master Fund’s strategies as appropriate in the context). While both Funds invest in a broad range of non-U.S. securities, the Baillie Gifford Fund has a greater emphasis on investing in emerging markets. The Baillie Gifford Fund is managed by a sub-adviser and invests in issuers based mainly in developed and emerging markets, typically maintaining substantial exposure to emerging markets. The Baillie Gifford Fund may invest in issuers of any market capitalization and may participate in initial public offerings (“IPOs”). The Baillie Gifford Fund seeks to hold a portfolio of at least 50 growth companies and aims to hold securities for long periods (typically 5 years). The Mellon Fund is managed by Jackson National Asset Management, LLC (“JNAM” or the “Adviser”) (rather than a sub-adviser) and operates as a feeder fund in a master-feeder structure. The Mellon Fund invests exclusively in the Master Fund and seeks to track the Index, and thus is focused on developed countries. As of December 31, 2023, the Index had 806 constituents and included equities listed in Austria, Australia, Belgium, Switzerland, Germany, Denmark, Spain, Finland, France, Great Britain, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, Norway, New Zealand, Poland, Portugal, Sweden, Singapore, and the U.S. (non-U.S. entities that are listed in the U.S.). The full market capitalization range of the Index as December 31, 2023 was $332.65 million to $404.78 billion. The Master Fund may invest in a combination of exchange-traded funds (“ETFs”) and cash to maintain correlation to its Index. The Mellon Fund and its corresponding Master Fund have no prescribed timeframe to hold securities.

Additionally, the Funds’ principal investment strategies allow the Funds to invest in different types of financial instruments. The Baillie Gifford Fund can invest in American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts, as well as preferred stocks, convertible securities and warrants, Rule 144A securities, and Regulation S securities, which are not corresponding principal investment strategies for the Mellon Fund or its corresponding Master Fund. The Master Fund can invest up to 50% of its net asset value in futures, which is not a corresponding principal strategy for the Baillie Gifford Fund. The Master Fund can also use foreign currency forward contracts to maintain the approximate currency exposure of the Index, whereas the Baillie Gifford Fund does not expect to engage in currency hedging and is thus fully exposed to currency fluctuations. For a detailed comparison of each Fund’s investment policies and strategies, see “Comparison of Investment Objectives and Principal Investment Strategies” below and Appendix B.

●	Fundamental Policies. The Funds have the same fundamental policies. For a detailed comparison of each Fund’s fundamental investment policies, see “Comparison of Fundamental Policies” below.

●	Principal Risks. While there are some similarities in the risk profiles of the Funds, there are also some differences of which you should be aware. Each Fund’s principal risks include Asian investment risk, currency risk, equity securities risk, foreign securities risk, and market risk. However, the Baillie Gifford Fund is also subject to China risk, clearance and settlement risk, concentration risk, emerging markets and less developed countries risk, investment strategy risk, investment style risk, investments in IPOs risk, large-capitalization investing risk, managed portfolio risk, mid-capitalization and small-capitalization investing risk, Regulation S securities risk, Rule 144A securities risk, and stock risk, which are not principal risks of investing in the Mellon Fund. In addition, the principal risks of investing in the Mellon Fund include derivatives risk, European investment risk, exchange-traded funds investing risk, financial services risk, forward and futures contract risk, index investing risk, license termination risk, passive investment risk, securities lending risk, and tracking error risk, which are not principal risks of investing in the Baillie Gifford Fund. For a detailed comparison of each Fund’s risks, see both “Comparison of Principal Risk Factors” below and Appendix B.

●	Investment Adviser and Other Service Providers. JNAM serves as the investment adviser and administrator for each Fund and would continue to manage and administer the Mellon Fund after the Reorganization. JNAM has received an exemptive order from the SEC that generally permits JNAM, with approval from the Board, to appoint, dismiss, and replace each Fund’s unaffiliated sub-adviser(s) and to amend the advisory agreements between JNAM and the unaffiliated sub-advisers, without obtaining shareholder approval. However, any amendment to an advisory agreement between JNAM and the Trust that would result in an increase in the management fee rate specified in that agreement (i.e., the aggregate management fee) charged to a Fund will be submitted to shareholders for approval. JNAM has appointed Baillie Gifford Overseas Limited (“Baillie Gifford”) as the sub-adviser, to manage the assets of the Baillie Gifford Fund. The Mellon Fund does not have a sub-adviser. JNAM has appointed Mellon Investments Corporation (“Mellon”) as the sub-adviser to manage the assets of the Master Fund. It is anticipated that JNAM will continue to manage and administer the Mellon Fund and that Mellon will continue to sub-advise the Master Fund after the Reorganization. For a detailed description of JNAM, Baillie Gifford, and Mellon, please see “Additional Information about the Funds - The Adviser” and “Additional Information about the Funds - The Sub-Advisers” below.

●	Asset Base. The Baillie Gifford Fund and Mellon Fund had net assets of approximately $753.63 million and $2.25 billion, respectively, as of June 30, 2024. Thus, if the Reorganization had been in effect on that date, the combined Fund (the “Combined Fund”) would have had net assets of approximately $3.00 billion (net of estimated transaction expenses).

●	Description of the Securities to be Issued. Class A Shareholders of the Baillie Gifford Fund will receive Class A shares of the Mellon Fund, and Class I Shareholders of the Baillie Gifford Fund will receive Class I shares of the Mellon Fund pursuant to the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganization,” and “Additional Information about the Funds” below for more information.

●	Operating Expenses. Following the Reorganization, the total annual fund operating expense ratio and management fee for the Mellon Fund are expected to be lower than that of the Baillie Gifford Fund currently. For a more detailed comparison of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Funds” below.

The maximum management fee for the Baillie Gifford Fund is equal to an annual rate of 0.53% of its average daily net assets, while the maximum management fee for the Mellon Fund is equal to an annual rate of 0.20% of its average daily net assets. The minimum management fee for the Baillie Gifford Fund is equal to an annual rate of 0.50% of its average daily net assets over $5 billion, while the minimum management fee for the Mellon Fund is equal to an annual rate of 0.12% of its average daily net assets over $5 billion. As of December 31, 2023, the actual management fee of the Baillie Gifford Fund was 0.53% and the actual management fee of the Mellon Fund was 0.35%, which also reflects the management fee of the Master Fund. In addition, the maximum administrative fee for each of the Baillie Gifford Fund and the Mellon Fund is equal to an annual rate of 0.15% of its average daily net assets. As of December 31, 2023, the actual administrative fees of both the Baillie Gifford Fund and the Mellon Fund were 0.15%. For a more detailed description of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Funds” below.

●	Costs of Reorganization. Following the Reorganization, the Combined Fund will be managed in accordance with the investment objective, policies and strategies of the Mellon Fund. It is currently anticipated that approximately 100% of the Baillie Gifford Fund’s holdings will be liquidated in advance of the Reorganization, and the resulting proceeds will be invested in accordance with the Mellon Fund’s principal investment strategies. It is not expected that the Mellon Fund will revise any of its investment policies following the Reorganization to reflect those of the Baillie Gifford Fund.

The costs and expenses associated with the Reorganization relating to the solicitation of proxies, including preparing, filing, printing, and mailing of the Proxy Statement/Prospectus and related disclosure documents, and the related legal fees, including the legal fees incurred in connection with the analysis under the Internal Revenue Code of 1986, as amended (the “Code”) of the tax treatment of this transaction, and the costs associated with the preparation of the tax opinion, and obtaining a consent of independent registered public accounting firm will be borne by JNAM whether or not the Reorganization is consummated. No sales or other charges will be imposed on Contract Owners in connection with the Reorganization. The Baillie Gifford Fund will bear transaction expenses, which typically include, but are not limited to, trade commissions, related fees and taxes, and any foreign exchange spread costs, where applicable (the “Transaction Costs”), associated with the Reorganization. Such Transaction Costs are estimated to be $418,664 (0.05% of net assets). Please see “Additional Information about the Reorganization” below for more information.

●	Federal Income Tax Consequences. The Reorganization is not expected to be a taxable event for U.S. federal income tax purposes for owners of variable contracts whose contract values are determined by investment in shares of the Baillie Gifford Fund. Provided that the Contracts qualify to be treated as life insurance contracts under Section 7702(a) of the Code or annuity contracts under Section 72 of the Code, the Reorganization will not be a taxable event for U.S. federal income tax purposes for Contract Owners regardless of the tax status of the Reorganization, and any dividend declared, allocations or distributions in connection with the Reorganization will not be taxable to Contract Owners. The Insurance Companies, as shareholders, and Contract Owners are urged to consult with their own tax advisers as to the specific consequences to them of the Reorganizations, including the applicability and effect of any possible state, local, non-U.S. and other tax consequences of the Reorganization. Please see “Additional Information about the Reorganization – Federal Income Tax Consequences of the Reorganization” below for more information.

Comparative Fee and Expense Tables

The following tables show the current fees and expenses of each Fund and the estimated pro forma fees and expenses of Class A and Class I shares of the Acquiring Fund after giving effect to the proposed Reorganization. The fee and expense information is presented as of December 31, 2023. The tables below do not reflect any fees and expenses related to the Contracts, which would increase overall fees and expenses. See a Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Acquired Fund: Baillie Gifford Fund		Acquiring Fund: Mellon Fund[1]		Pro Forma Mellon Fund (assuming expected operating expenses if the Reorganization is approved)[1]
	Class A	Class I	Class A	Class I	Class A	Class I
Management Fee	0.53%	0.53%	0.35%	0.35%	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	0.30%	0.00%	0.30%	0.00%	0.30%	0.00%
Other Expenses[2]	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%
Total Annual Fund Operating Expenses	0.99%	0.69%	0.81%	0.51%	0.81%	0.51%
Less Waiver/Reimbursement[3]	0.00%	0.00%	0.20%	0.20%	0.20%	0.20%
Total Annual Fund Operating Expenses After Waiver/Reimbursement	0.99%	0.69%	0.61%	0.31%	0.61%	0.31%
[1]	The fee table reflects the expenses of both the Mellon Fund and the Master Fund.
[2]	"Other Expenses" include an Administrative Fee of 0.15% for both Funds, which is payable to JNAM.
[3]
 JNAM has entered into a contractual agreement with the Mellon Fund under which it will waive a portion of its management fee for such time as the Mellon Fund is operated as a feeder fund because, during that time, JNAM will not be providing the portfolio management portion of the advisory and management services.
This fee waiver will continue as long as the Mellon Fund is part of a master-feeder fund structure, but in any event, the waiver will continue for at least one year from the date of the Mellon Fund’s current prospectus, and continue thereafter unless the Board approves a change in or elimination of the waiver.

Expense Examples

This example is intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds. This example does not reflect fees and expenses related to the Contracts, and the total expenses would be higher if they were included. The example assumes that:

●	You invest $10,000 in a Fund for the time periods indicated;
●	Your investment has a 5% annual return;
●	The Fund’s operating expenses remain the same as they were as of December 31, 2023; and
●	You redeem your investment at the end of each time period; and
●	The contractual expense limitation agreement of the Mellon Feeder Fund is discontinued after one year.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Baillie Gifford Fund (Acquired Fund)
Class A	$101	$315	$547	$1,213
Class I	$70	$221	$384	$859
Mellon Fund (Acquiring Fund) [1]
Class A	$62	$239	$430	$983
Class I	$32	$143	$265	$621
Pro Forma Mellon Fund [1] (assuming expected operating expenses if the Reorganization is approved)
Class A	$62	$239	$430	$983
Class I	$32	$143	$265	$621
[1]	The example reflects the aggregate expenses of both the Mellon Fund and the Master Fund.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect a Fund’s performance. For the period ended June 30, 2024, the portfolio turnover rates for the Baillie Gifford Fund and the Mellon Fund were 9% and 2%, respectively, of the average value of each portfolio.

Comparison of Investment Adviser and Sub-Advisers

The following table compares the investment adviser and sub-adviser of the Baillie Gifford Fund with that of the Mellon Fund.

Acquired Fund	Acquiring Fund
Baillie Gifford Fund	Mellon Fund
Investment Adviser Jackson National Asset Management, LLC Investment Sub-Adviser Baillie Gifford Overseas Limited	Investment Adviser Jackson National Asset Management, LLC Investment Sub-Adviser None Investment Sub-Adviser to the Master Fund Mellon Investments Corporation

Comparison of Investment Objectives and Principal Investment Strategies

The following table compares the investment objectives and principal investment strategies of the Baillie Gifford Fund with those of the Mellon Fund. The Funds have different investment objectives. The Baillie Gifford Fund seeks capital appreciation, while the Mellon Fund tracks the performance of the Index to provide long-term capital growth by investing in international equity securities through exclusive investment in shares of the Master Fund. The Funds also have different principal investment strategies (references to the Mellon Fund’s strategies are deemed to include the Master Fund’s strategies as appropriate in the context). While both Funds invest in a broad range of non-U.S. securities, the Baillie Gifford Fund has a greater emphasis on investing in emerging markets. The Baillie Gifford Fund is managed by a sub-adviser and invests in issuers based mainly in developed and emerging markets, typically maintaining substantial exposure to emerging markets. The Baillie Gifford Fund may invest in issuers of any market capitalization and may participate in IPOs. The Baillie Gifford Fund seeks to hold a portfolio of at least 50 growth companies and aims to hold securities for long periods (typically 5 years). The Mellon Fund is managed by JNAM (rather than a sub-adviser) and operates as a feeder fund in a master-feeder structure. The Mellon Fund invests exclusively in the Master Fund and seeks to track the Index, and thus is focused on developed countries. As of December 31, 2023, the Index had 806 constituents and included equities listed in Austria, Australia, Belgium, Switzerland, Germany, Denmark, Spain, Finland, France, Great Britain, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, Norway, New Zealand, Poland, Portugal, Sweden, Singapore, and the U.S. (non-U.S. entities that are listed in the U.S.). The full market capitalization range of the Index as December 31, 2023 was $332.65 million to $404.78 billion. The Master Fund may invest in a combination of ETFs and cash to maintain correlation to its Index. The Mellon Fund and its corresponding Master Fund have no prescribed timeframe to hold securities.

Additionally, the Funds’ principal investment strategies allow the Funds to invest in different types of financial instruments. The Baillie Gifford Fund can invest in American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts, as well as preferred stocks, convertible securities and warrants, Rule 144A securities, and Regulation S securities, which are not corresponding principal investment strategies for the Mellon Fund or its corresponding Mellon Fund. The Master Fund can invest up to 50% of its net asset value in futures, which is not a corresponding principal strategy for the Baillie Gifford Fund. The Master Fund can also use foreign currency forward contracts to maintain the approximate currency exposure of the Index, whereas the Baillie Gifford Fund does not expect to engage in currency hedging and is thus fully exposed to currency fluctuations.

For a detailed comparison of each Fund’s investment policies and strategies, see “Comparison of Investment Objectives and Principal Investment Strategies” below and Appendix B.

Acquired Fund	Acquiring Fund
Baillie Gifford Fund	Mellon Fund
Investment Objective The investment objective of the Fund is capital appreciation.

Investment Objective

The investment objective of the Fund (“Fund” or “Feeder Fund”) is to track the performance of the Morningstar® Developed Markets ex-North America Target Market Exposure IndexSM (Net) (“Index”) to provide long-term capital growth by investing in international equity securities through exclusive investment in shares of the JNL International Index Fund (“Master Fund”).

Principal Investment Strategies

The Fund seeks to meet its objective by investing in a diversified, international portfolio of common stocks and other equity securities of issuers located in countries of developed and emerging markets.

Principal Investment Strategies

The Fund operates as a “feeder fund” and seeks to achieve its goal by investing all of its assets in Class I shares of the Master Fund.

The Master Fund seeks to track the performance and characteristics of the Index, a rules-based, float market capitalization-weighted index designed to cover 85% of the equity float-adjusted market capitalization of the Developed Markets ex-North America equity markets.

The Fund invests predominantly in securities issued by companies located in countries outside the United States, including a range of developed and emerging market countries. The Fund may, however, invest up to 10% of its net assets in common stocks and other equities of companies located in the United States. Under normal circumstances, the Fund invests in securities of issuers located in at least three countries outside the United States and typically maintains substantial exposure to emerging markets. The Fund may invest in equity securities either directly or indirectly, such as through depositary receipts, (including American Depository Receipts, European Depository Receipts and Global Depository Receipts) traded on an exchange and in over-the-counter markets, preferred stocks, convertible securities and warrants.

The Master Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks included in the Index or derivative securities economically related to the Index. As of December 31, 2023, the Index included equities listed in Austria, Australia, Belgium, Switzerland, Germany, Denmark, Spain, Finland, France, Great Britain, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, Norway, New Zealand, Poland, Portugal, Sweden, Singapore, and the U.S. (non-U.S. entities that are listed in the U.S.).

The Index is reconstituted semiannually and implemented after the close of business on the third Friday of June and December and is effective the following Monday. The Index is rebalanced quarterly and implemented after the close of business on the third Friday of March, June, September, and December and is effective the following Monday.

Acquired Fund	Acquiring Fund
Baillie Gifford Fund	Mellon Fund
The Fund may invest in issuers of any market capitalization and may participate in initial public offerings (“IPOs”) and in securities offerings that are not registered in the United States. In selecting companies for investment, the Fund’s sub-adviser, Baillie Gifford Overseas Limited (“Sub-Adviser”) generally considers issuers in both developed and emerging markets.	As of December 31, 2023, the Index had 806 constituents and the full market capitalization range was $332.65 million to $404.78 billion.
The Fund may invest in Rule 144A and Regulation S securities. Rule 144A securities are securities offered as exempt from registration with the Securities and Exchange Commission (“SEC”) but are typically treated as liquid securities because there is a market for such securities. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the SEC pursuant to Regulation S under the Securities Act of 1933, as amended.	No corresponding strategy.

The Sub-Adviser employs a bottom-up approach to stock selection and selects companies without regard to a benchmark. The Sub-Adviser focuses on company research and the long-term outlook of companies and industries. Ideas regarding potential companies to add to the Fund’s portfolio can come from a wide variety of sources, including, but not limited to, meetings with companies’ management teams and other stakeholders and relationships with industry thought leaders and academics. Stock ideas will be researched to assess a range of factors, including: a company’s geographic and industry positioning relating to its products and services (both current position and future potential), its competitive advantage over its competitors, its management team, its financial strength, and its valuation. The intended outcome is a diversified portfolio of at least 50 growth companies with the potential to outperform the benchmark over the long term. The Fund aims to hold securities for long periods (typically 5 years), which results in relatively low portfolio turnover and is in line with the Fund’s long-term investment outlook.

The Master Fund employs a passive investment approach, called indexing, which attempts to replicate the investment performance of the Index through representative sampling. The Master Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. Indexing may offer a cost-effective approach to gaining diversified market exposure over the long term. The Master Fund’s holdings are rebalanced on a quarterly basis to reflect changes in the composition of the Index.

The number of securities is not fixed and can vary from reconstitution to reconstitution.

No corresponding strategy.

To implement this strategy, the Master Fund may invest up to 50% of its net asset value in financial futures, a type of derivative, to obtain exposure to a variety of underlying assets, to provide liquidity for cash flows, to hedge dividend accruals or for other purposes that facilitate meeting the Master Fund’s objective.

The Master Fund may also invest in a combination of exchange-traded funds (“ETFs”) and cash to maintain correlation to its Index, to assist with Index rebalances, and to meet redemption or purchase requests.

Acquired Fund	Acquiring Fund
Baillie Gifford Fund	Mellon Fund
The Fund may invest without limitation in securities quoted or denominated in currencies other than the U.S. dollar and may hold such currencies. The Fund does not expect to engage in currency hedging and thus expects to be fully exposed to currency fluctuations relative to the U.S. dollar.	In addition, the Master Fund may use foreign currency forward contracts, a type of derivative, to maintain the approximate currency exposure of the Index. The Master Fund’s use of financial futures and foreign currency forward contracts is intended to assist replicating the investment performance of the Index.

Comparison of Principal Risk Factors

While there are some similarities in the risk profiles of the Funds, there are also some differences of which you should be aware. Each Fund’s principal risks include Asian investment risk, currency risk, equity securities risk, foreign securities risk, and market risk. However, the Baillie Gifford Fund is also subject to China risk, clearance and settlement risk, concentration risk, emerging markets and less developed countries risk, investment strategy risk, investment style risk, investments in IPOs risk, large-capitalization investing risk, managed portfolio risk, mid-capitalization and small-capitalization investing risk, Regulation S securities risk, Rule 144A securities risk, and stock risk, which are not principal risks of investing in the Mellon Fund. In addition, the principal risks of investing in the Mellon Fund include derivatives risk, European investment risk, exchange-traded funds investing risk, financial services risk, forward and futures contract risk, index investing risk, license termination risk, passive investment risk, securities lending risk, and tracking error risk, which are not principal risks of investing in the Baillie Gifford Fund. For a detailed comparison of each Fund’s risks, see both the table below and Appendix B.

An investment in a Fund is not guaranteed. As with any mutual fund, the value of a Fund’s shares will change, and an investor could lose money by investing in a Fund. The following table compares the principal risks of an investment in each Fund. For additional information about each principal risk and other applicable risks, see Appendix B.

	Acquired Fund	Acquiring Fund
Risks	Baillie Gifford Fund	Mellon Fund
Asian investment risk	X	X
China risk	X
Clearance and settlement risk	X
Concentration risk	X
Currency risk	X	X
Derivatives risk		X
Emerging markets and less developed countries risk	X
Equity securities risk	X	X
European investment risk		X
Exchange-traded funds investing risk		X

	Acquired Fund	Acquiring Fund
Risks	Baillie Gifford Fund	Mellon Fund
Financial services risk		X
Foreign securities risk	X	X
Forward and futures contract risk Index investing risk		X
Index investing risk		X
Investment strategy risk	X
Investment style risk	X
Investments in IPOs risk	X
Large-capitalization investing risk	X
License termination risk		X
Managed portfolio risk	X
Market risk	X	X
Mid-capitalization and small-capitalization investing risk	X
Passive investment risk		X
Regulation S securities risk	X
Rule 144A securities risk	X
Securities lending risk		X
Stock risk	X
Tracking error risk		X

Comparison of Fundamental Policies

Each Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. The following table compares the fundamental policies of the Baillie Gifford Fund with those of the Mellon Fund.

Acquired Fund		Acquiring Fund
Baillie Gifford Fund		Mellon Fund
(1)	The Fund shall be a “diversified company,” as such term is defined under the 1940 Act.	Same.
(2)	The Fund will not invest more than 25% of the value of its assets in any particular industry (other than U.S. Government securities and/or foreign sovereign debt securities).	Same.
(3)	The Fund may not invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.	Same.
(4)	The Fund may not purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).	Same.
(5)	The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).	Same.
(6)	The Fund may not act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.	Same.
(7)	The Fund may not invest more than 15% of its net assets in illiquid securities.	Same.
(8)	The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.	Same.

Comparative Performance Information

The performance information shown below provides some indication of the risks of investing in each Fund by showing changes in each Fund’s performance from year to year and by showing how each Fund’s average annual returns compared with those of a broad-based securities market index. For each Fund, performance results include the effect of expense waiver/reduction arrangements for some or all of the periods shown. If such arrangements had not been in place, performance for those periods would have been lower.

Each Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Performance prior to April 26, 2021 reflects the Acquired Fund’s results when the Acquired Fund did not have a sub-adviser and operated as a “feeder fund” in a master-feeder arrangement.

Prior to April 26, 2021, the Acquiring Fund was managed by JNAM and implemented its investment strategy directly through a sub-adviser. Effective April 26, 2021, the Acquiring Fund operates as a “feeder fund” of the Master Fund. Performance prior to April 26, 2021 reflects the Acquiring Fund’s results when its investment strategy was implemented by a sub-adviser rather than via investment in the Master Fund.

The returns shown in the bar charts and tables below do not include charges imposed under the Contracts.  If these amounts were reflected, returns would be less than those shown.

Effective April 26, 2021, the Acquiring Fund was combined with JNL/Goldman Sachs International 5 Fund, JNL/RAFI® Fundamental Asia Developed Fund, JNL/RAFI® Fundamental Europe Fund, and JNL/Vanguard International Stock Index Fund (“Legacy Funds”), with the Acquiring Fund as the surviving Fund. The performance shown is the Acquiring Fund’s historic performance and does not reflect the performance of the Legacy Funds.

Following the Reorganization, the Acquiring Fund will be the accounting and performance survivor.

Baillie Gifford Fund – Calendar Year Total Returns

(Acquired Fund)

Class A

Best Quarter (ended 6/30/2020): 32.28%; Worst Quarter (ended 3/31/2022): -21.49%

Class I

Best Quarter (ended 6/30/2020): 32.36%; Worst Quarter (ended 3/31/2022): -21.40%

Mellon Fund – Calendar Year Total Returns

(Acquiring Fund)

Class A

Best Quarter (ended 12/31/2022): 18.52%; Worst Quarter (ended 3/31/2020): -22.97%

Class I

Best Quarter (ended 12/31/2022): 18.59%; Worst Quarter (ended 3/31/2020): -22.92%

Average Annual Total Returns as of 12/31/2023
	1 year	5 year	Life of Fund (September 25, 2017)
Baillie Gifford Fund (Class A)	13.65%	6.29%	3.20%
Morningstar Global ex-US Target Market Exposure Index (Net) (reflects no deduction for fees, expenses, or taxes)	15.64%	7.36%	4.15%

Average Annual Total Returns as of 12/31/2023
	1 year	5 year	Life of Class (September 25, 2017)
Baillie Gifford Fund (Class I)	14.09%	6.62%	3.51%
Morningstar Global ex-US Target Market Exposure Index (Net) (reflects no deduction for fees, expenses, or taxes)	15.64%	7.36%	4.15%

Average Annual Total Returns as of 12/31/2023
	1 year	5 year	10 year
Mellon Fund (Class A)	17.21%	7.72%	3.87%
Morningstar Developed Markets ex-North America Target Market Exposure Index (Net) (reflects no deduction for fees, expenses, or taxes)	18.17%	8.25%	4.31%

Average Annual Total Returns as of 12/31/2023
	1 year	5 year	10 year
Mellon Fund (Class I)	17.57%	8.05%	4.15%
Morningstar Developed Markets ex-North America Target Market Exposure Index (Net) (reflects no deduction for fees, expenses, or taxes)	18.17%	8.25%	4.31%

Capitalization

The following table shows the capitalization of each Fund as of June 30, 2024, and of the Mellon Fund on a pro forma combined basis as of June 30, 2024 after giving effect to the proposed Reorganization. The actual net assets of the Baillie Gifford Fund and the Mellon Fund on the Closing Date will differ due to fluctuations in net asset values, subsequent purchases, and redemptions of shares. No assurance can be given as to how many shares of the Mellon Fund will be received by shareholders of Baillie Gifford Fund on the Closing Date, and the following table should not be relied upon to reflect the number of shares of the Mellon Fund that will actually be received.

	Net Assets		Net Asset Value Per Share	Shares Outstanding
Baillie Gifford Fund (Acquired Fund) – Class A	$733,922,139		12.67	57,942,783
Mellon Fund (Acquiring Fund) – Class A	$2,190,732,667		16.17	135,494,404
Adjustments	$(407,717	)(a)	0	(12,580,110)	(b)
Pro forma Mellon Fund – Class A (assuming the Reorganization is approved)	$2,924,247,089		16.17	180,857,077
Baillie Gifford Fund (Acquired Fund) – Class I	$19,704,649		12.85	1,533,395
Mellon Fund (Acquiring Fund) – Class I	$60,644,482		17.10	3,545,878
Adjustments	$(10,947	)(a)	0	(381,716)	(b)
Pro forma Mellon Fund – Class I (assuming the Reorganization is approved)	$80,338,184		17.10	4,697,557
(a)	The costs and expenses associated with the Reorganization relating to the solicitation of proxies, including preparing, filing, printing, and mailing of the Proxy Statement/Prospectus and related disclosure documents, and the related legal fees, including the legal fees incurred in connection with the analysis under the Code of the tax treatment of this Reorganization as well as the costs associated with the preparation of the tax opinion and obtaining a consent of independent registered public accounting firm, will be borne by JNAM whether or not the Reorganization is consummated. No sales or other charges will be imposed on Contract Owners in connection with the Reorganization. It is currently anticipated that approximately 100% of the Acquired Fund’s holdings will be liquidated in advance of the Reorganization and the resulting proceeds will be invested in accordance with the Acquiring Fund’s principal investment strategies. The Acquired Fund will bear the Transaction Costs associated with the Reorganization. Such Transaction Costs are estimated to be $418,664 (0.05% of net assets).
(b)	The adjustment to the pro forma shares outstanding number represents a decrease in shares outstanding of the Acquiring Fund to reflect the exchange of shares of the Acquired Fund.

The Reorganization provides for the acquisition of all the assets and all the liabilities of the Baillie Gifford Fund by the Mellon Fund. If the Reorganization had taken place on June 30, 2024, shareholders of the Baillie Gifford Fund would have received 45,362,673 and 1,151,679 Class A and Class I shares, respectively, of the Mellon Fund.

After careful consideration, the Board unanimously approved the Plan of Reorganization with respect to the Baillie Gifford Fund. Accordingly, the Board has submitted the Plan of Reorganization for approval by the Baillie Gifford Fund’s shareholders. The Board recommends that you vote “FOR” this Proposal.

*              *              *              *              *

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

Terms of the Plan of Reorganization

The terms of the Plan of Reorganization are summarized below. For additional information, you should consult the Plan of Reorganization, a copy of which is attached as Appendix A.

If shareholders of the Acquired Fund approve the Plan of Reorganization, then the assets of the Acquired Fund will be acquired by, and in exchange for, Class A and Class I shares, respectively, of the Acquiring Fund and the liabilities of the Acquired Fund will be assumed by the Acquiring Fund. The Acquired Fund will then be terminated by the Trust, and the Class A and Class I shares of the Acquiring Fund distributed to the Class A and Class I shareholders, respectively, of the Acquired Fund in the redemption of the Class A and Class I Acquired Fund Shares. Immediately after completion of the Reorganization, the number of shares of the Acquiring Fund then held by former shareholders of the Acquired Fund may be different than the number of shares of the Acquired Fund that had been held immediately before completion of the Reorganization, but the total investment will remain the same (i.e., the total value of the Acquiring Fund shares held immediately after the completion of the Reorganization will be the same as the total value of the Acquired Fund shares formerly held immediately before completion of the Reorganization).

It is anticipated that the Reorganization will be consummated as of the close of business on April 25, 2025, or on such later date as may be deemed necessary in the judgment of the Board and in accordance with the Plan of Reorganization, subject to the satisfaction of all conditions precedent to the closing. It is not anticipated that the Acquired Fund will hold any investment that the Acquiring Fund would not be permitted to hold (“non-permitted investments”).

Description of the Securities to Be Issued

The Class A shareholders of the Acquired Fund will receive Class A shares of the Acquiring Fund, and the Class I shareholders of the Acquired Fund will receive Class I shares of the Acquiring Fund in accordance with the procedures provided for in the Plan of Reorganization. Each such share will be fully paid and non-assessable by the Trust when issued and will have no preemptive or conversion rights.

The Trust may issue an unlimited number of full and fractional shares of beneficial interest of the Acquiring Fund and divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust.  Each share of the Acquiring Fund represents an equal proportionate interest in that Fund with each other share.  The Trust reserves the right to create and issue any number of Fund shares.  In that case, the shares of the Acquiring Fund would participate equally in the earnings, dividends, and assets of the Fund.  Upon liquidation of the Acquiring Fund, shareholders are entitled to share proportionally (according to the net asset value of their shares of the Acquiring Fund) in the net assets of the Fund available for distribution to shareholders. The Acquiring Fund is a series of the Trust.

The Trust currently offers two classes of shares, Class A and Class I shares, for the Acquired Fund and the Acquiring Fund. Each series of the Trust has adopted a distribution plan in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the distribution plan, Class A shares of the Acquired Fund and Acquiring Fund are charged a Rule 12b-1 fee at the annual rate of 0.30% of the average daily net assets attributable to the Class A shares of the respective Fund. Because these distribution/service fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase your cost of investing and may cost more than paying other types of charges. Class I shares are not charged a Rule 12b-1 fee. Additionally, the Master Fund does not charge a 12b-1 fee on the shares in which the Acquiring Fund invests.

Board Considerations

At a meeting of the Board held on December 10-12, 2024 (the “Board Meeting”), the Board, including all of the independent trustees, who are not interested persons of the Funds (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), considered information relating to the proposed reorganization of the Acquired Fund, a series of the Trust, into the Acquiring Fund, also a series of the Trust (the “Reorganization”). Before approving the Reorganization, the Independent Trustees reviewed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters, and met with independent legal counsel in a private session without management present.

The Board considered that the Acquired Fund was converted from a “feeder fund” in a master-feeder arrangement to a sub-advised structure in April 2021 and that the Acquired Fund’s performance has been marked with volatility and inconsistency since the 2021 conversion. The Board considered that the Reorganization is part of an overall rationalization of the Trust’s offerings and is designed to eliminate inefficiencies arising from offering overlapping funds with similar investment objectives and investment strategies that serve as investment options for the Contracts issued by the Insurance Companies and certain non-qualified plans. The Board also considered that the Reorganization also seeks to increase assets under management in the Acquiring Fund in an effort to achieve additional economies of scale for beneficial owners of the Acquired Fund. The Board noted that the objective of the Reorganization is to seek to ensure that a consolidated family of investments offers a streamlined, complete, and competitive set of underlying investment options to serve the interests of shareholders and Contract Owners. The Board also considered JNAM’s statement that the Acquired Fund’s volatility and inconsistent performance relative to its benchmark and peer group for most periods since converting to its current sub-advised structure are the primary drivers behind its recommendation to merge the Acquired Fund into the Acquiring Fund. The Board considered the recommendation of JNAM to merge the Acquired Fund into the Acquiring Fund given that the Acquiring Fund has delivered broad beta exposure at a low cost, superior risk-adjusted performance, and more consistent performance versus peers than the Acquired Fund, and because JNAM believes the existing shareholders of the Acquired Fund will benefit from lower fees and should benefit from more consistent and favorable performance achieved through the Reorganization with the Acquired Fund. The Board considered a number of principal factors presented at the time of the Board Meeting in reaching its determinations, including the following:

●	Investment Objectives and Investment Strategies. The Board considered that the Reorganization will permit the Contract Owners and others with beneficial interest in the Acquired Fund to continue to invest in a professionally managed fund that focuses on international equity securities, while noting that the Acquired Fund’s investment objective is different than that of the Acquiring Fund. The Acquired Fund seeks capital appreciation, while the Acquiring Fund tracks the performance of the Index to provide long-term capital growth by investing in international equity securities through exclusive investment in shares of the Master Fund. The Board further noted that the Baillie Gifford Fund is managed by a sub-adviser, whereas the Mellon Fund is managed by JNAM (rather than a sub-adviser) and operates as a feeder fund in a master-feeder structure. In addition, the Board considered the differences between the Funds’ principal investment strategies, while also considering management’s expectation that, because the Acquiring Fund, through its investment in the Master Fund, is a broad index-tracking fund that has a diversity of risks, it should produce a stronger investor experience over the long term. For a full description of the investment objectives and investment strategies of the Acquired Fund and Acquiring Fund, see “Comparison of Investment Objectives and Principal Investment Strategies.”

●	Operating Expenses. The Board considered that, if approved by the Acquired Fund’s shareholders, the Reorganization is expected to result in a Combined Fund with a total annual fund operating expense ratio and management fee that are expected to be lower than those of the Acquired Fund currently. The Board further noted that the Acquiring Fund’s total annual fund operating expense ratio and management fee are expected to remain the same as a result of the Reorganization. See “Comparative Fee and Expense Tables.”

●	Larger Asset Base. The Board considered that the Reorganization may benefit Contract Owners and others with beneficial interests in the Acquired Fund by allowing them to invest in the Combined Fund that has a larger asset base than that of the Acquired Fund currently. The Board noted that as of September 30, 2024, the Acquired Fund had assets of $761.39 million as compared to assets of $2.323 billion for the Acquiring Fund. The Board considered that reorganizing the Acquired Fund into the Acquiring Fund offers Contract Owners and other investors the ability to benefit from economies of scale.

●	Performance. The Board considered that the Acquiring Fund has had a better performance track record than the Acquired Fund over most reported trailing time periods, with far less volatility. The Board noted that the Acquiring Fund has outperformed the Acquired Fund for the three-year and five-year periods ended September 30, 2024, while the Acquired Fund outperformed the Acquiring Fund for the quarter and one-year period ended September 30, 2024. The Board also noted that during the 2023 calendar year, the Acquiring Fund returned 17.21% (net-of-fees), while the Acquired Fund returned 13.65% (net-of-fees). Additionally, the Board considered that the Acquiring Fund outperformed the Acquired Fund for the 2022 and 2021 calendar years, though the Acquired Fund outperformed the Acquiring Fund for the 2020 and 2019 calendar years.

●	Investment Adviser and Other Service Providers. The Board considered that the Funds currently have the same investment adviser and administrator, JNAM, and many of the same service providers, with the exception of sub-adviser and custodian. Specifically, the Board considered that the Acquired Fund is sub-advised by Baillie Gifford, while the Acquiring Fund does not have a sub-adviser. The Board noted that Mellon is the investment sub-adviser to the Master Fund. The Board also noted that the custodian for the Acquired Fund is State Street Bank & Trust Company, and the custodian for the Mellon Fund is JPMorgan Chase Bank, N.A. The Board also considered that the transfer agent for the Acquiring Fund, JNAM, and the distributor for shares of the Acquiring Fund, Jackson National Life Distributors LLC, are the same as for the Acquired Fund and will remain the same immediately after the Reorganization.

●	Federal Income Tax Consequences. The Board considered that the Reorganization is not expected to be a taxable event for U.S. federal income tax purposes for Contract Owners.

●	Costs of Reorganization. The Board considered that the costs and expenses associated with the Reorganization relating to the solicitation of proxies, including preparing, filing, printing, and mailing of the Proxy Statement/Prospectus and related disclosure documents, the related legal fees, including the legal fees incurred in connection with the analysis under the Code of the tax treatment of this transaction, as well as the costs associated with the preparation of the tax opinion, and obtaining a consent of independent registered public accounting firm will be borne by JNAM whether or not the Reorganization is consummated. No sales or other charges will be imposed on Contract Owners in connection with the Reorganization. The Board considered that it is currently anticipated that approximately 100% of the Acquired Fund’s holdings will be liquidated in advance of the Reorganization, and the resulting proceeds will be invested in accordance with the Acquiring Fund’s principal investment strategies. Thus the Board considered that the Acquired Fund will bear the Transaction Costs associated with the Reorganization and that such Transaction Costs are estimated to be $418,664 (0.05% of net assets).

In summary, in determining whether to recommend approval of the Reorganization, the Board considered factors including (1) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of the Acquired Fund’s and Acquiring Fund’s shareholders’, Contract Owners’, and plan participants’ interests; (2) the compatibility of the Funds’ investment objectives, investment strategies, and investment restrictions, as well as shareholder services offered by the Funds; (3) the expense ratios and information regarding the fees and expenses of the Funds; (4) the advantages and disadvantages to the Acquired Fund’s and Acquiring Fund’s shareholders, Contract Owners, and plan participants of having a larger asset base in the Combined Fund; (5) the relative historical performance of the Funds; (6) the management of the Funds; (7) the U.S. federal income tax consequences of the Reorganization; and (8) the costs of the Reorganization. No one factor was determinative and each Trustee may have attributed different weights to the various factors. The Board did not determine any considerations related to the Reorganization to be adverse.

The Board, including the Independent Trustees, determined that the Reorganization would be in the best interests of the Acquired Fund and Acquiring Fund and that the interests of the Acquired Fund’s and Acquiring Fund’s Contract Owners and other investors would not be diluted as a result of the Reorganization. The Board voted unanimously to approve the Reorganization and recommended its approval by Contract Owners and others with beneficial interests in the Acquired Fund.

If the Reorganization is not approved by shareholders, the Funds will continue to operate as they currently do. While the Board has made no determination regarding this contingency, the Board will consider what actions are appropriate and in the best interests of Contract Owners that have assets invested in the Acquired Fund.

Description of Risk Factors

A Fund’s performance may be affected by one or more risk factors. For a detailed description of each Fund’s risk factors, please see “More Information on Strategies and Risk Factors” in Appendix B.

Federal Income Tax Consequences of the Reorganization

As a condition to the consummation of the Reorganization, each Fund will have received one or more opinions of Ropes & Gray LLP, dated on or before the effective date of the Reorganization, substantially to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for U.S. federal income tax purposes, the Reorganization will not be a taxable event for Contract Owners whose contract values are determined by investment in shares of the Acquired Fund. The opinion will be based on certain factual certifications made by officers of the Funds, the Adviser and the Insurance Companies offering the Contracts, and will also be based on reasonable assumptions.

None of the Trust, the Acquired Fund, or the Acquiring Fund has sought a tax ruling from the Internal Revenue Service (the “IRS”), but each is acting in reliance upon the opinions of counsel discussed in the previous paragraph. The opinions are not binding on the IRS and do not preclude the IRS from adopting a contrary position. Contract Owners should consult their own tax advisors concerning the potential tax consequences, including state and local income taxes.

Contingency Plan

If the Reorganization is not approved by shareholders, the Funds will continue to operate as they currently do and the Board will consider what actions are appropriate and in the best interests of Contract Owners that have assets invested in the Acquired Fund.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Management of the Trust

This section provides information about the Trust, the Acquiring Fund’s master-feeder structure, the Adviser for the Funds and Master Fund, the sub-adviser for the Acquired Fund, and the sub-adviser and portfolio management for the Master Fund.

The Trust

The Trust is organized as a Massachusetts business trust and is registered with the SEC as an open-end management investment company. Under Massachusetts law and the Trust’s Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of its Board. Each Fund is a series of the Trust.

Master-Feeder Structure

The Acquiring Fund operates as a “feeder fund.” A “feeder fund” is a fund that does not buy investment securities directly; instead, the feeder fund invests in a single registered investment company referred to as a “master fund.” The master fund purchases and manages a pool of investment securities. The Acquiring Fund’s investment objective and restrictions are the same as the Master Fund. The Master Fund is a series of the Trust. This structure differs from the other funds of the Trust and from other investment companies that invest directly in securities and are actively managed.

The Acquiring Fund bears its own operating expenses as well as its pro rata share of the Master Fund’s fees and expenses. Because the Acquiring Fund invests all or substantially all of its assets in the Master Fund, its shareholders will bear the fees and expenses of both the Acquiring Fund and the Master Fund in which it invests. Thus, the Acquiring Fund’s expenses could be higher than those of mutual funds that invest directly in securities. The Master Fund may have other shareholders, each of whom, like the Acquiring Fund, will pay their proportionate share of the Master Fund’s expenses. The Master Fund may also have shareholders that are not feeder funds, but are separate accounts of insurance companies or qualified retirement plans. The expenses and, correspondingly, the returns of the other shareholders of the Master Fund may differ from those of the Acquiring Fund. The Master Fund pays distributions to each Master Fund shareholder, including the Acquiring Fund. Also, a large-scale redemption by another feeder fund or any other large investor may increase the proportionate share of the costs of the Master Fund borne by the remaining feeder funds and other shareholders, including the Acquiring Fund.

Under the master-feeder structure, the Acquiring Fund may withdraw its investment in the Master Fund if the Board determines that it is in the best interest of the Acquiring Fund and its shareholders to do so. The Master Fund may fulfill a large withdrawal by a distribution in-kind of portfolio securities, as opposed to a cash distribution. The Acquiring Fund could incur brokerage fees or other transaction costs in converting such securities to cash. The Board would consider when authorizing the withdrawal what action might be taken, including the investment of all of the assets of the Acquiring Fund in another pooled investment entity, having JNAM manage the Acquiring Fund’s assets either directly or with a sub-adviser, or taking other appropriate action.

Investment of the Acquiring Fund’s assets in the Master Fund is not a fundamental investment policy of the Acquiring Fund and a shareholder vote is not required for the Acquiring Fund to withdraw its investment from the Master Fund.

The Adviser

JNAM, located at 1 Corporate Way, Lansing, Michigan 48951, serves as the investment adviser to the Trust and provides the Funds with professional investment supervision and management. JNAM is registered with the SEC under the Investment Advisers Act of 1940, as amended. JNAM is an indirect, wholly owned subsidiary of Jackson Financial Inc. (“Jackson”), a leading provider of retirement products for industry professionals and their clients. Jackson and its affiliates offer variable, fixed and fixed index annuities designed for tax-efficient growth and distribution of retirement income for retail customers, as well as products for institutional investors.

JNAM acts as investment adviser to the Trust pursuant to an Investment Advisory and Management Agreement, which applies to the Acquired Fund and Acquiring Fund, and pursuant to a Unitary Fee Agreement, which applies to the Master Fund.

Under the Investment Advisory and Management Agreement and under the Unitary Fee Agreement, JNAM is responsible for managing the affairs and overseeing the investments of the Funds and determining how voting and other rights with respect to securities owned by the Funds will be exercised. JNAM also provides recordkeeping, administrative and exempt transfer agent services to the Funds and oversees the performance of services provided to the Funds by other service providers, including the custodian and shareholder servicing agent. JNAM is authorized to delegate certain of its duties with respect to a Fund to a sub-adviser, subject to the approval of the Board, and is responsible for overseeing that sub-adviser’s performance. JNAM is solely responsible for payment of any fees to the sub-adviser.

JNAM plays an active role in advising and monitoring each Fund and sub-adviser, if any. For those Funds JNAM directly manages, JNAM, among other things, implements the investment objective and program by selecting securities and determining asset allocation ranges. When appropriate, JNAM recommends to the Board potential sub-advisers for a Fund. For those Funds managed by a sub-adviser, JNAM monitors each sub-adviser’s Fund management team to determine whether its investment activities remain consistent with the Funds’ investment strategies and objectives. JNAM also monitors changes that may impact the sub-adviser’s overall business, including the sub-adviser’s operations and changes in investment personnel and senior management, and regularly performs due diligence reviews of each sub-adviser. In addition, JNAM obtains detailed, comprehensive information concerning each Fund’s and sub-adviser’s performance and Fund operations. JNAM is responsible for providing regular reports on these matters to the Board.

The Investment Advisory and Management Agreement and the Unitary Fee Agreement each continue in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by (i) a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust, and (ii) the shareholders of the affected Fund or the Board. Each may be terminated at any time upon 60 days’ notice by JNAM, or by a majority vote of the outstanding shares of a Fund with respect to that Fund, and will terminate automatically upon assignment. Additional Funds may be subject to a different agreement. The Investment Advisory and Management Agreement and the Unitary Fee Agreement provide that JNAM shall not be liable for any error of judgment, or for any loss suffered by any Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of JNAM in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.  As compensation for its services, the Trust pays JNAM a fee in respect of each Fund as described in each Fund’s Prospectus.

Management Fees

As compensation for its advisory services, JNAM receives a fee from the Trust computed separately for the Funds, accrued daily and payable monthly.  The fee JNAM receives from each Fund is set forth below as an annual percentage of the net assets of the Fund.

The table below shows the advisory fee rate schedule for each Fund (except the Master Fund) as set forth in the Investment Advisory and Management Agreement and the aggregate annual fee the Fund paid to JNAM for the fiscal year ended December 31, 2023. Each Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the advisory fee rate should the Fund’s average daily net assets exceed specified amounts. The Acquiring Fund pays the advisory fee disclosed in the table below. The Master Fund pays a separate advisory fee.

The advisory fee JNAM charges to the Master Fund is a unitary fee and is shown in the table below. Under the Unitary Fee Agreement for the Master Fund, JNAM pays all of the Master Fund’s expenses, except the fees payable under the Unitary Fee Agreement, anti-money laundering service fees, borrowing expenses, brokerage commissions, licensing costs, registration fees, Rule 12b-1 fees, short sales costs, taxes, expenses related to these Funds’ Chief Compliance Officer, Trustee insurance premiums and other Trustee insurance expenses, fees and expenses of the Independent Trustees and of independent legal counsel to the Independent Trustees, and nonrecurring and extraordinary expenses.

The following terms apply in connection with JNAM’s contractual obligation to waive fees and reimburse expenses for the Acquiring Fund and Master Fund. The fee waiver will continue for at least one year from the date of each of the Acquiring Fund’s and Master Fund’s prospectus, unless the Board approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board, and there is no assurance that JNAM will continue to waive fees and reimburse expenses. The Acquiring Fund and the Master Fund have agreed to reimburse JNAM in an amount equal to the full amount of fees that would have been payable by the applicable fund to JNAM, or were reimbursed by JNAM in excess of its Adviser fee. Such reimbursement by the applicable fund shall be made monthly, but only if the operating expenses of the applicable fund (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses), without regard to such repayment, are at an annual rate (as a percentage of the average daily net assets of the fund) equal to or less than the fund’s investment income for the period.

Fund	Assets	Advisory Fee (Annual Rate Based on Average Daily Net Assets of each Fund)	Aggregate Fee Paid to Adviser based on Average Daily Net Assets as of December 31, 2023
Baillie Gifford Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	0.530% 0.520% 0.510% 0.500%	0.53%
Mellon Fund [1]	$0 to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	0.200% 0.150% 0.140% 0.130% 0.120%	0.35% [2]
[1]
JNAM has entered into a contractual agreement with the Acquiring Fund under which it will waive a portion of its management fee for such time as the Acquiring Fund is operated as a feeder fund, because during that time, JNAM will not be providing the portfolio management portion of the advisory and management services. This fee waiver will continue as long as the Acquiring Fund is part of a master-feeder fund structure, but in any event, the waiver will continue for at least one year from the date of the Mellon Fund’s current prospectus, and continue thereafter unless the Board approves a change in or elimination of the waiver.
JNAM has contractually agreed to waive 0.105% of its management fees of the Master Fund. This fee waiver will continue for at least one year from the date of the Master Fund’s prospectus, and continue thereafter unless the Board approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board.

[2]	This fee reflects the fees of both the Mellon Fund and the Master Fund.

The Master Fund’s and the Acquiring Fund’s annual management fee and expenses, expressed as a percentage of each Fund’s average daily net assets and not taking into account any applicable waivers, are as follows:

Master Fund
Management Fee	0.20%
Distributions and/or Service (12b-1) Fee	0.00%
Other Expenses	0.01%
Total Annual Portfolio Operating Expenses	0.21%

Acquiring Fund
Class A
Management Fee	0.35%[1]
Distribution and/or Service (12b-1) Fees	0.30%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	0.81%
[1]	This fee reflects the fees of both the Mellon Fund and the Master Fund.

Acquiring Fund
Class I
Management Fee	0.35%[1]
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	0.51%
[1]	This fee reflects the fees of both the Mellon Fund and the Master Fund.

Information regarding the effect of any waiver on the Master Fund’s total annual operating expenses can be found in the Master Fund’s prospectus.

A discussion regarding the Board’s basis for approving the Investment Advisory and Management Agreement for the Acquired Fund and Acquiring Fund is available in the applicable Fund’s Annual Report for the period ended December 31, 2023, and will be available in the Trust’s N-CSR filing for the year ended December 31, 2024.

A discussion regarding the Board’s basis for approving the Unitary Fee Agreement for the Master Fund is available in the Trust’s Annual Report for the period ended December 31, 2023, and will be available in the Trust’s N-CSR filing for the year ended December 31, 2024.

JNAM selects, contracts with, and compensates the Acquired Fund’s sub-adviser to manage the investment and reinvestment of the assets of the Acquired Fund. The Acquiring Fund does not have a sub-adviser. JNAM monitors the compliance of the Acquired Fund’s sub-adviser with the investment objectives and related policies of the Acquired Fund, reviews the performance of the Acquired Fund’s sub-adviser, and reports periodically on such performance to the Board. Under the terms of the sub-advisory agreement, the Acquired Fund’s sub-adviser is responsible for supervising and managing the investment and reinvestment of the assets of the Acquired Fund and for directing the purchase and sale of the Acquired Fund’s investment securities, subject to the oversight and supervision of JNAM and the Board.  The Acquired Fund’s sub-adviser formulates a continuous investment program for the Acquired Fund consistent with its investment strategies, objectives and policies outlined in its prospectus.  The Acquired Fund’s sub-adviser implements such program by purchases and sales of securities and regularly reports to JNAM and the Board with respect to the implementation of such program. As compensation for its sub-advisory services, the Acquired Fund’s sub-adviser receives a fee from JNAM, computed separately for the Acquired Fund, stated as an annual percentage of Acquired Fund’s net assets. JNAM currently is obligated to pay the Acquired Fund’s sub-adviser out of the advisory fee it receives from the Acquired Fund.

JNAM and the Trust, together with other investment companies of which JNAM is investment adviser, have received an exemptive order (the “Order”) that allows JNAM to hire, replace or terminate unaffiliated sub-advisers or materially amend a sub-advisory agreement with an unaffiliated sub-adviser with the approval of the Board, but without the approval of shareholders.  However, any amendment to an advisory agreement between JNAM and the Trust that would result in an increase in the management fee rate specified in that agreement (i.e., the aggregate management fee) charged to a Fund will be submitted to shareholders for approval. Under the terms of the Order, if a new sub-adviser is hired by JNAM, the affected Fund will provide shareholders with information about the new sub-adviser and the new sub-advisory agreement within ninety (90) days of the change. The Order allows the Funds to operate more efficiently and with greater flexibility.  JNAM provides oversight and evaluation services to the Funds, including, but not limited to the following services: performing initial due diligence on prospective sub-advisers for the Funds; monitoring the performance of sub-advisers; communicating performance expectations to the sub-advisers; and ultimately recommending to the Board whether a sub-adviser’s contract should be renewed, modified or terminated.

JNAM does not expect to recommend frequent changes of sub-advisers. Although JNAM will monitor the performance of the sub-advisers, there is no certainty that the sub-advisers or the Funds will obtain favorable results at any given time.

As compensation for the services for the Acquired Fund, the sub-adviser to the Acquired Fund, Baillie Gifford, receives a sub-advisory fee that is payable by JNAM. The following table shows the amount of sub-advisory fees that JNAM paid the sub-adviser (out of JNAM’s advisory fees) for the services provided by the sub-adviser for the fiscal year ended December 31, 2023:

Fund	Aggregate Fees Paid to Sub-Advisers
	Dollar Amount	As a Percentage of Average Daily Net Assets as of December 31, 2023
Baillie Gifford Fund	$2,673,673	0.35%
Mellon Fund [1]	N/A	N/A
[1]	The Fund does not have a sub-adviser.

A discussion of the basis for the Board’s approval of the sub-advisory agreement is available in the Trust’s Annual Report to shareholders for the year ended December 31, 2023 and will be available in the Trust’s N-CSR filing for the period ended December 31, 2024.

In addition to the investment advisory fee, each Fund, except the Master Fund, currently pays to JNAM (the “Administrator”) an administrative fee as an annual percentage of the average daily net assets of each Fund, accrued daily and paid monthly, as set forth below. The Master Fund has a unitary fee structure, as described above, and therefore does not pay JNAM an administrative fee.

Fund	Assets	Administrative Fee (Annual Rate Based on Average Net Assets)
Baillie Gifford Fund	$0 to $3 billion Assets over $3 billion	0.15% 0.13%
Mellon Fund	$0 to $3 billion[1] Assets over $3 billion[1]	0.15%[1] 0.13%[1]
[1]	For the Acquiring Fund, the administrative fee will be calculated based on the average net assets of the Master Fund, which includes assets of the Acquiring Fund.

In return for the administrative fee, the Administrator provides or procures all necessary administrative functions and services for the operation of each Fund.  In addition, the Administrator, at its own expense, arranges and pays for routine legal, audit, fund accounting, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer costs and all other services necessary for the operation of each Fund.  Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses. Each Fund is also responsible for nonrecurring and extraordinary legal fees, interest expenses, registration fees, licensing costs, directors and officers insurance, expenses related to the Funds’ Chief Compliance Officer, and the fees and expenses of the Independent Trustees and of independent legal counsel to the Independent Trustees (categorized as “Other Expenses” in the fee tables).

The Sub-Adviser for the Acquired Fund

The sub-adviser to the Acquired Fund is Baillie Gifford. Baillie Gifford is an investment advisory firm founded in 1983 and a wholly owned by a Scottish investment company, Baillie Gifford & Co., which was founded in 1908. Baillie Gifford & Co. is one of the largest independently owned investment management firms in the United Kingdom and manages money primarily for institutional clients.

The following table describes the Acquired Fund’s sub-adviser, portfolio managers, and each portfolio manager’s business experience. Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities of the Acquired Fund is available in the Trust’s Statement of Additional Information.

Baillie Gifford Fund (Acquired Fund)
Sub-Adviser & Portfolio Managers	Portfolio Managers’ Business Experience
Baillie Gifford Overseas Limited Calton Square 1 Greenside Row Edinburgh, EH1 3AN, Scotland Portfolio Managers Thomas Coutts, CFA Lawrence Burns Brian Lum, CFA Julia Angeles Robert Wilson, CFA

Thomas Coutts, CFA, is a portfolio manager and Chair of the Manager’s International Growth Portfolio Construction Group. Mr. Coutts joined Baillie Gifford in 1999 and became a Partner in 2014. Mr. Coutts previously spent time in our UK and European equity teams, including six years as head of the European team up to 2017. He also spent three years as our Chief of Investment Staff. Tom graduated BA in Modern Languages from Trinity College, Oxford in 1994.

Lawrence Burns is a portfolio manager and deputy chair of the Manager’s International Growth Portfolio Construction Group. Mr. Burns joined Baillie Gifford in 2009 and became a Partner of Baillie Gifford in 2020. Mr. Burns is also co-manager of the International Concentrated Growth and Global Outliers strategies as well as the Scottish Mortgage Investment Trust. During his time at Baillie Gifford, he has worked in both the Emerging Markets and UK Equity teams. Mr. Burns graduated BA in Geography from the University of Cambridge in 2009.

Brian Lum, CFA, is lead portfolio manager in the Manager’s International Smaller Companies Team. Mr. Lum is also a member of the International Growth Portfolio Construction Group. Mr. Lum joined Baillie Gifford in 2006 and initially worked in the North American and Emerging Markets departments, before spending a number of years focused on investment in smaller companies. He is a CFA Charterholder. Mr. Lum graduated MSci and BA (Hons) in Physics from the University of Cambridge in 2006.

Julia Angeles is portfolio manager and a member of the Manager’s International Growth and Health Innovation Portfolio Construction Groups. Ms. Angeles joined Baillie Gifford in 2008 and became a Partner in May 2022. Ms. Angeles previously worked as a Management Consultant at McKinsey & Company advising firms in Denmark, Russia and Hungary. She obtained a PhD in Economics from the University of Aarhus, Denmark, and speaks fluent Russian and Danish.

Robert Wilson, CFA, is a portfolio manager and member of the Manager’s International Growth Portfolio Construction Group. Mr. Wilson joined Baillie Gifford in 2016. Mr. Wilson was previously a decision-maker on Long Term Global Growth and has also worked on US, European, and Multi-Asset strategies. He graduated MA (Hons) in Philosophy from the University of Cambridge before winning a Mellon Fellowship at Yale in 2015 and joining Baillie Gifford the year after.

There is no sub-adviser for the Acquiring Fund.

Investment Adviser for the Acquiring Fund and the Master Fund

Because the Acquiring Fund invests its assets in the Master Fund, investment advisory services are currently provided at the Master Fund level by Mellon, the Master Fund’s sub-adviser. Pursuant to its investment advisory and management agreement with the Trust, JNAM will provide those services for the Acquiring Fund that are normally provided by a fund’s investment adviser with the exception of portfolio management. Please see “Sub-Adviser and Portfolio Management for the Master Fund” below for more information.

JNAM will provide master-feeder operational support services to the Acquiring Fund under its investment advisory and management agreement with the Trust so long as the Acquiring Fund is part of a master-feeder fund structure. Such services will include, but are not limited to: (1) monitoring the ongoing investment performance of the Master Fund; (2) monitoring the Acquiring Fund’s other service providers; (3) facilitating the distribution of Master Fund shareholder materials to Acquiring Fund shareholders; and (4) providing such other services as are necessary or appropriate to the efficient operation of the Acquiring Fund with respect to its investment in the corresponding Master Fund.

If the Acquiring Fund ceased to operate as part of a master-feeder fund structure, JNAM, upon the approval of the Board and pursuant to an investment advisory and management agreement between the Trust and JNAM, would provide the Acquiring Fund with investment advisory services, including portfolio management, either directly or with a sub-adviser under the Trust’s investment advisory and management agreement with JNAM. For these services, JNAM would be entitled to receive a fee based on the Acquiring Fund’s average daily net assets, accrued daily and paid monthly, as shown in the “Management Fees” section above.

The Acquiring Fund does not pay JNAM for portfolio management services because the Acquiring Fund’s assets are invested in the Master Fund’s portfolio, which is managed by Mellon, the Master Fund’s sub-adviser. Under the master-feeder structure, however, the Acquiring Fund may withdraw its entire investment from the Master Fund if the Board determines that it is in the best interests of the Acquiring Fund and its shareholders to do so. At the time of such withdrawal, the Board would have to consider what action might be taken, including: (1) investing all of the assets of the Acquiring Fund in another pooled investment entity (i.e., another master fund); (2) electing to have JNAM, the Acquiring Fund’s investment adviser, manage the Acquiring Fund either directly or with a sub-adviser under the Trust’s investment advisory and management agreement with JNAM; or (3) taking any other appropriate action. This may result in the termination of the current fee waiver and JNAM would receive its full contractual advisory fee for the Acquiring Fund, effectively maintaining the total advisory fee payable by the Acquiring Fund, subject to any voluntary or contractual fee waivers and/or expense reimbursements agreed to between JNAM and the Trust at that time.

Sub-Adviser and Portfolio Management for the Master Fund

Mellon supervises and manages the investment portfolio of the Master Fund and directs the purchase and sale of the Master Fund’s investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Master Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the portfolio as they deem appropriate in the pursuit of the Master Fund’s investment objectives.

The following table describes the Master Fund’s sub-adviser, portfolio managers, and each portfolio manager’s business experience. Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities in the Master Fund is available in the Trust’s Statement of Additional Information.

Mellon Fund (Acquiring Fund)
Sub-Adviser & Portfolio Managers to the Master Fund	Portfolio Managers’ Business Experience

Mellon Investments Corporation

BNY Mellon Center

One Boston Place

Boston, Massachusetts 02108

Portfolio Managers

Marlene Walker Smith

David France, CFA

Todd Frysinger, CFA

Vlasta Sheremeta, CFA

Michael Stoll

Marlene Walker Smith is Director, Head of Equity Index – Portfolio Management at Mellon. Ms. Walker Smith joined Mellon in 1995. She leads a team of portfolio managers covering domestic and international index portfolios, as well as corporate actions. Ms. Walker Smith has been working in the investment industry since 1990. She holds an MBA from the University of Pittsburgh and a BA from Washington & Jefferson College.

David France, CFA, is Vice President and Senior Portfolio Manager at Mellon. Mr. France joined Mellon in 2009. He has been working in the investment industry since 1995. Mr. France is responsible for managing domestic and international equity indexing portfolios, as well as corporate actions. He earned an MS in finance from Loyola University Maryland and a BSBA in accounting from Duquesne University. Mr. France holds the CFA® designation and is a member of CFA Institute and CFA Society Pittsburgh.

Todd Frysinger, CFA, is Vice President and Senior Portfolio Manager at Mellon. Mr. Frysinger joined Mellon in 2007. Mr. Frysinger is responsible for managing domestic and international equity indexing portfolios, as well as corporate actions. He earned an MS in finance from Boston College and a BS in finance and management from Elizabethtown College. He holds the CFA® designation and is a member of CFA Institute and CFA Society Pittsburgh.

Vlasta Sheremeta, CFA, is Vice President and Senior Portfolio Manager at Mellon. Ms. Sheremeta joined Mellon in 2011. She has been working in the investment industry since 2010. Ms. Sheremeta is responsible for managing domestic and international equity indexing portfolios, as well as corporate actions. Ms. Sheremeta earned an MBA from Carnegie Mellon University and a BS in business administration from the University of Pittsburgh. She holds the CFA® designation, and is a member of CFA Institute and CFA Society Pittsburgh.

Michael Stoll is Vice President and Senior Portfolio Manager at Mellon. Mr. Stoll joined Mellon in 2005. He has been working in the investment industry since 2005. Mr. Stoll is responsible for managing domestic and international equity indexing portfolios, as well as corporate actions. Mr. Stoll earned a BS in civil engineering from the University of California at Irvine, and an MBA and an MS in engineering from the University of California at Berkeley.

Additional Information

Classes of Shares

The Trust has adopted a multi-class plan pursuant to Rule 18f-3 under the 1940 Act.  Under the multi-class plan, the Funds have two classes of shares, Class A and Class I. As discussed in “Distribution Arrangements” below, the Class A shares of the Funds are subject to a Rule 12b-1 fee equal to 0.30% of the Fund’s average daily net assets attributable to Class A shares. Class I shares are not subject to a Rule 12b-1 fee. Under the multi-class structure, the Class A shares and Class I shares of the Funds represent interests in the same portfolio of securities and are substantially the same except for “class expenses.”

The expenses of the Funds are borne by each class of shares based on the net assets of the Fund attributable to each Class, except that class expenses are allocated to the appropriate class.  “Class expenses” include any distribution, administrative or service expense allocable to that class, pursuant to the 12b-1 Plan described below, and any other expenses that JNAM determines, subject to ratification or approval by the Board, to be properly allocable to that class, including: (i) printing and postage expenses related to preparing and distributing to the shareholders of a particular class (or Contract Owners funded by shares of such class) materials such as Prospectuses, shareholder reports and (ii) professional fees relating solely to one class.

Distribution Arrangements

Jackson National Life Distributors LLC (“JNLD” or the “Distributor”), 300 Innovation Drive, Franklin, Tennessee 37067, is the principal underwriter of the Funds of the Trust. JNLD is an indirect, wholly owned subsidiary of Jackson. JNLD is responsible for promoting sales of each Fund’s shares. The Distributor also is the principal underwriter of the variable annuity insurance products issued by Jackson National and its subsidiaries. On behalf of the Funds, the Trust has adopted, in accordance with the provisions of Rule 12b-1 under the 1940 Act, an Amended and Restated Distribution Plan (“Plan”) with respect to the Class A shares of each Fund. The Board, including all of the Independent Trustees, must approve, at least annually, the continuation of the Plan. Under the Plan, each Fund pays a Rule 12b-1 fee to JNLD, as principal underwriter, at an annual rate of 0.30% of the Fund’s average daily net assets attributed to Class A shares, as compensation for distribution, administrative or other service activities incurred by JNLD and its affiliates with respect to Class A shares. Class I shares are not subject to a Rule 12b-1 fee. Additionally, the Master Fund does not charge a 12b-1 fee on the shares in which the Acquiring Fund invests. Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.  To the extent consistent with the Plan and applicable law, the Distributor may use the Rule 12b-1 fee to compensate broker-dealers, administrators, financial intermediaries or others for providing or assisting in providing distribution and related additional services.

The Distributor and/or an affiliate have the following relationships with one or more of the sub-advisers and/or their respective affiliates:

●	The Distributor receives payments from certain of the sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which those sub-advisers participate. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the sub-adviser’s participation.

●	The Distributor acts as distributor of variable insurance contracts and variable life insurance policies issued by the Insurance Companies. The compensation consists of commissions, trail commissions, and other compensation or promotional incentives as described in the Prospectus or statement of additional information for the variable insurance contracts and variable life insurance policies.

Payments to Broker-Dealers and Financial Intermediaries

Only Separate Accounts of the Insurance Companies and series, including fund of funds, of registered investment companies in which either or both of the Insurance Companies invest may purchase shares of the Funds. You may invest indirectly in the Funds through your purchase of a variable annuity or life insurance contract issued by Separate Accounts of the Insurance Companies that invests directly, or through a fund of funds, in these Funds. Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable Separate Account through which you invest indirectly. If an investor invests in the Funds under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a financial institution), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and the salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investment in Trust Shares

Shares of the Funds are presently offered only to Separate Accounts of the Insurance Companies to fund the benefits under certain Contracts, to non-qualified retirement plans, other regulated investment companies, other affiliated funds and to Jackson National. The Separate Accounts, through their various sub-accounts that invest in designated Funds, purchase the shares of the Funds at their net asset value (“NAV”) using premiums received on Contracts issued by the insurance company. Shares of the Funds are not available to the general public for direct purchase.

Purchases are effected at NAV next determined after the purchase order is received by JNAM as the Funds’ transfer agent in proper form. There is no sales charge.

The Acquired Fund is managed by a sub-adviser who manages publicly available mutual funds that have similar names and investment objectives. While the Acquired Fund may be similar to or modeled after publicly available mutual funds, Contract Owners should understand that the Acquired Fund is not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and the Acquired Fund may differ substantially.

The price of each Fund’s shares is based on its NAV. The NAV of each Fund’s shares is generally determined by JNAM once each day on which the New York Stock Exchange (“NYSE”) is open (a “Business Day”) at the close of the regular trading session of the NYSE (normally 4:00 p.m. Eastern Time, Monday through Friday). However, consistent with legal requirements, calculation of each Fund’s NAV may be suspended on days determined by the Board during times of NYSE market closure, which may include times during which the SEC issues policies or protocols associated with such closure pursuant to Section 22(e) of the 1940 Act.  The NAV per share of each Fund is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding.  To the extent circumstances prevent the use of the primary calculation methodology previously described, the Adviser may use alternative methods to calculate the NAV. Generally, the value of exchange-listed or exchange-traded securities is based on their respective market prices, and fixed income securities are valued based on prices provided by an independent pricing service. Current NAV per share of the Fund’s classes may be obtained by calling 1-800-644-4565 (Jackson Customer Care).

Domestic fixed-income and foreign securities are normally priced using data reflecting the closing of the principal markets or market participants for those securities, which may be earlier than the NYSE close. Information that becomes known to the Funds or its agents after the NAV has been calculated on a particular day will not normally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

The Board, on behalf of each Fund, has designated to the Adviser the responsibility for carrying out certain functions relating to the valuation of portfolio securities for the purpose of determining the NAV of each Fund. Further, the Board has designated JNAM as the Valuation Designee. As the Valuation Designee, the Adviser has established a valuation committee and adopted procedures and guidelines pursuant to which JNAM determines the “fair value” of a security for which market quotations are not readily available or are determined to be not reflective of market value. Under these procedures, the “fair value” of a security generally will be the amount, determined by JNAM in good faith, that the owner of such security might reasonably expect to receive upon its current sale.

JNAM has established a valuation committee to review fair value determinations pursuant to the Trust’s “Valuation Policies and Procedures” and “Valuation Guidelines.” The valuation committee will also review the value of restricted securities, securities and assets for which a current market price is not readily available, and securities and assets for which there is reason to believe that the most recent market price is not reflective of the market value (e.g. disorderly market transactions). In the event that the NYSE is closed unexpectedly or opens for trading but closes earlier than scheduled, the valuation committee will evaluate if trading activity on other U.S. exchanges and markets for equity securities is considered reflective of normal market activity. To the extent an NYSE closure is determined to be accompanied by a disruption of normal market activity, the valuation committee may utilize the time the NYSE closed for purposes of measuring and calculating the Funds’ NAVs. To the extent an NYSE closure is determined to not have resulted in a disruption of normal market activity, the valuation committee may utilize the time the NYSE was scheduled to close for purposes of measuring and calculating the Funds’ NAVs.

The Funds may invest in securities primarily listed on foreign exchanges and that trade on days when the Fund does not price its shares.  As a result, a Fund’s NAV may change on days when shareholders are not able to purchase or redeem the Fund’s shares.

Because the calculation of a Fund’s NAV does not take place contemporaneously with the determination of the closing prices of the majority of foreign portfolio securities used in the calculation, there exists a risk that the value of foreign portfolio securities will change after the close of the exchange on which they are traded, but before calculation of the Fund’s NAV (“time-zone arbitrage”). Accordingly, the Trust’s procedures for valuing of portfolio securities also authorize JNAM to determine the “fair value” of such foreign securities for purposes of calculating a Fund’s NAV. When fair valuing foreign equity securities, JNAM adjusts the closing prices of foreign portfolio equity securities based upon pricing models provided by an independent pricing service in order to reflect the “fair value” of such securities for purposes of determining a Fund’s NAV. Foreign equity securities traded in North America and South America may be fair valued utilizing international adjustment factors in response to local market holidays, exchange closures, or other events as deemed necessary in order to reflect the “fair value” of such securities for purposes of determining a Fund’s NAV. These procedures seek to minimize the opportunities for “time zone arbitrage” in Funds that invest all or substantial portions of their assets in foreign securities, thereby seeking to make those Funds significantly less attractive to “market timers” and other investors who might seek to profit from time zone arbitrage and seeking to reduce the potential for harm to other Fund investors resulting from such practices. However, these procedures may not completely eliminate opportunities for time zone arbitrage because it is not possible to predict in all circumstances whether post-closing events will have a significant impact on securities prices.

JNAM will “fair value” securities held by a Fund if it determines that a “significant event” has occurred. Under the Trust’s valuation procedures, a “significant event” affecting a single issuer might include, but is not limited to, an announcement by the issuer, a competitor, a creditor, a major holder of the issuer’s securities, a major customer or supplier, or a governmental, regulatory or self-regulatory authority relating to the issuer, the issuer’s products or services, or the issuer’s securities, and a “significant event” affecting multiple issuers might include, but is not limited to, a substantial price movement in other securities markets, an announcement by a governmental, regulatory or self-regulatory authority relating to securities markets, political or economic matters, or monetary or credit policies, a natural disaster such as an earthquake, flood or storm, or the outbreak of civil strife or military hostilities.

All investments in the Trust are credited to the shareholder’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share).  The Trust does not issue share certificates.

“Market Timing” Policy

Fund shares may only be purchased by Separate Accounts of the Insurance Companies, the Insurance Companies themselves, non-qualified retirement plans and certain other regulated investment companies.

The interests of a Fund’s long-term shareholders may be adversely affected by certain short-term trading activity by other Contract Owners invested in the Separate Accounts. Such short-term trading activity, when excessive, has the potential to, among other things, compromise efficient portfolio management, generate transaction and other costs, and dilute the value of Fund shares held by long-term shareholders.  This type of excessive short-term trading activity is referred to herein as “market timing.”   The Funds are not intended to serve as vehicles for market timing.  The Board has adopted policies and procedures with respect to market timing.

The Funds, directly and through its service providers, and the insurance company and qualified retirement plan service providers (collectively, “service providers”) take various steps designed to deter and curtail market timing with the cooperation of the Insurance Companies. For example, in the event of a round trip transfer, complete or partial redemptions by a shareholder from a sub-account investing in a Fund is permitted; however, once a complete or partial redemption has been made from a sub-account that invests in a Fund, through a sub-account transfer, shareholders will not be permitted to transfer any value back into that sub-account (and the corresponding Fund) within fifteen (15) calendar days of the redemption. The Funds will treat as short-term trading activity any transfer that is requested into a sub-account that was previously redeemed within the previous fifteen (15) calendar days, whether the transfer was requested by the shareholders or a third party authorized by the shareholder.

In addition to identifying any potentially disruptive trading activity, the Board has adopted a policy of “fair value” pricing to discourage investors from engaging in market timing or other excessive trading strategies for international Funds.

The “fair value” pricing policy applies to all Funds where a significant event (as described above) has occurred. The “fair value” pricing policy is described under “Investment in Trust Shares” above.

The policies and procedures described above are intended to deter and curtail market timing in the Funds.  However, there can be no assurance that these policies, together with those of the Insurance Companies, and any other insurance company that may invest in the Funds in the future, will be totally effective in this regard. The Funds rely on the Insurance Companies to take the appropriate steps, including daily monitoring of separate account trading activity, to further deter market timing. If they are ineffective, the adverse consequences described above could occur.

A description of Jackson National’s anti-market timing policies and procedures can be found in the appropriate variable insurance contract Prospectus (the “Separate Account Prospectus”). The rights of the Separate Accounts to purchase and redeem shares of a Fund are not affected by any Fund’s anti-market timing policies if they are not in violation of the Separate Accounts’ anti-market timing policies and procedures.

Share Redemption

A Separate Account redeems shares of a Fund to make benefit or withdrawal payments under the terms of its Contracts.  Redemptions typically are processed on any day on which the Trust and the NYSE are open for business and are effected at net asset value next determined after the redemption order is received by JNAM, the Fund’s transfer agent, in proper form.

The Trust may suspend the right of redemption only under the following circumstances:

●	When the NYSE is closed (other than weekends and holidays) or trading is restricted;

●	When an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

●	During any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

The Funds typically expect that a Fund will hold cash or cash equivalents to meet redemption requests. The Funds may also use the proceeds of orders to purchase Fund shares or the proceeds from the sale of portfolio securities to meet redemption requests, if consistent with the management of each Fund. These redemption methods will be used regularly and may also be used in stressed market conditions. The Funds have in place a line of credit intended to provide short-term financing, if necessary, subject to certain conditions, in connection with stressed market conditions or atypical redemption activity. The Funds, pursuant to an exemptive order issued by the SEC and a master Interfund Lending agreement, also have the ability to lend or borrow money for temporary purposes directly to or from one another.

In the case of a liquidity event, a Fund’s share price and/or returns may be negatively impacted. If a liquidity event occurs, JNAM will notify the Board of the liquidity event and take corrective action. Corrective action may include, among other things, use of the Fund’s line of credit or Interfund Lending Program.

Redemptions will generally be in the form of cash, although a Fund reserves the right to redeem in kind from another Fund.  If a Fund redeems shares in kind from another Fund, it may bear transaction costs and will bear market risks until such time as such securities are converted to cash.

Dividends and Other Distributions

The Acquired Fund generally distributes most or all of its net investment income and net realized capital gains, if any, no less frequently than annually. The Acquiring Fund, which currently intends to qualify and be eligible for treatment as a partnership, generally does not expect to make distributions of its net investment income and net realized capital gains.

The fact that the Acquiring Fund is, and intends to continue to be, treated as a partnership for U.S. federal income tax purposes provides a number of potential benefits to shareholders, including accelerated receipt of foreign tax reclaims under certain conditions, a potential increase in securities lending income, elimination of the risk that the affected Funds will fail to qualify for treatment as a regulated investment company under various tests imposed by the Internal Revenue Code, and a reduction in the risk of operational and administrative errors as the complexity of the Fund’s tax accounting and financial reporting is reduced. The Insurance Companies receive benefits under the federal income tax laws with respect to tax deductions and credits as it relates to the tax structure of the Funds insofar as the Insurance Companies are entitled to receive the deduction and credit for any dividends received or foreign tax payments generated by each of the Fund’s investment portfolios because the Funds advised by JNAM are owned directly by the Insurance Companies’ separate accounts, by various funds of the Trust, which are partnerships for U.S. federal income tax purposes, and by the Insurance Companies. As the Funds’ investment adviser, JNAM acts as a fiduciary for the benefit of the Funds’ ultimate shareholders (the variable annuity contract owners) and in no way seeks to maximize the dividends received deduction or foreign tax credits if there is a potential that it may detrimentally impact a shareholder or contract owner. Any additional benefits related to enhanced dividends received deduction or foreign tax credits to the Insurance Companies are not directly shared with the adviser, sub-advisers, Funds, shareholders, or contract owners; however, JNAM is responsible for monitoring that any benefit that the Insurance Companies receive from the tax structure of the Funds does not result in a detriment or have a harmful impact to the Funds, shareholders, or contract owners.

For each Fund, distributions other than in redemption of Fund shares, if any, are automatically reinvested at net asset value in shares of the distributing class of that Fund.

Tax Status

The Acquired Fund intends to qualify and be eligible for treatment as a “regulated investment company” (also known as a “RIC”) under Subchapter M of the Code. As a regulated investment company, the Acquired Fund intends to distribute all its net investment income and net capital gains to shareholders no less frequently than annually and, therefore, does not expect to be required to pay any federal income or excise taxes. The interests in the Acquired Fund are generally owned by one or more Separate Accounts that hold such interests pursuant to Contracts.

The Acquired Fund is treated as a corporation separate from the Trust for purposes of the Code. Therefore, the assets, income, and distributions of the Acquired Fund are considered separately for purposes of determining whether or not the Acquired Fund qualifies for treatment as a regulated investment company under Subchapter M of the Code.

Because the shareholders of the Acquired Fund are Separate Accounts of variable insurance contracts, there are no tax consequences to those shareholders from buying, holding, exchanging and selling shares of the Acquired Fund, provided certain requirements are met. Distributions from the Acquired Fund are not taxable to those shareholders. However, owners of Contracts should consult the applicable Separate Account Prospectus for more detailed information on tax issues related to the Contracts.

The Acquired Fund intends to comply with the diversification requirements currently imposed by the Code and U.S. Treasury regulations thereunder, on separate accounts of insurance companies as a condition of maintaining the tax-advantaged status of the Contracts issued by Separate Accounts. The Investment Advisory and Management Agreement and sub-advisory agreement require the Acquired Fund to be operated in compliance with these diversification requirements. The sub-adviser may depart from the investment strategy of the Acquired Fund only to the extent necessary to meet these diversification requirements.

The Acquiring Fund intends to continue to be treated as a partnership for U.S. federal income tax purposes and does not expect to make regular distributions (other than in redemption of Acquiring Fund Shares) to shareholders. The interests in the Acquiring Fund are generally owned by one or more Separate Accounts that hold such interests pursuant to Contracts.

The Acquiring Fund is treated as a partnership separate from the Trust for purposes of the Code. Therefore, the assets, income, and distributions, if any, of the Acquiring Fund are considered separately for purposes of determining the tax classification of the Acquiring Fund.

Because the shareholders of the Acquiring Fund are Separate Accounts of variable insurance contracts, there are no tax consequences to those shareholders from buying, holding, exchanging and selling shares of the Acquiring Fund. Distributions from the Acquiring Fund, if any, are not taxable to those shareholders. However, owners of Contracts should consult the applicable Separate Account Prospectus for more detailed information on tax issues related to the Contracts.

The Acquiring Fund intends to comply with the diversification requirements currently imposed by the Code and U.S. Treasury regulations thereunder, on separate accounts of insurance companies as a condition of maintaining the tax-advantaged status of the Contracts issued by Separate Accounts. The Investment Advisory and Management Agreement requires the Acquiring Fund to be operated in compliance with these diversification requirements. The Adviser may depart from the investment strategy of the Acquiring Fund only to the extent necessary to meet these diversification requirements.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Acquired Fund and the Acquiring Fund for the past five years or, if shorter, the period of the Fund’s operations. The following tables provide selected per share data for one share of each Fund. The total returns in the financial highlights table represent the rate that an investor would have earned (or lost) on an investment in the Acquired Fund or the Acquiring Fund (assuming reinvestment of all dividends and distributions) held for the entire period. The information does not reflect any charges imposed under a Contract.  If charges imposed under a variable contract were reflected, the returns would be lower.  You should refer to the appropriate Contract prospectus regarding such charges. Following the Reorganization, the Acquiring Fund will be the accounting and performance survivor.

The annual information below has been derived from financial statements audited by KPMG LLP, an independent registered public accounting firm, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Trust’s Annual Report. The information for the period ended June 30, 2024 has not been audited. The unaudited interim financial statements as of June 30, 2024 reflect all adjustments which are, in the opinion of management, of a normal recurring nature and necessary for a fair statement of the results for the interim period presented. Each Fund’s financial statements are included in the Trust’s Annual Report and Semi-Annual Financial Statements, which are available upon request.

JNL Series Trust – Acquired Fund and Acquiring Fund

Financial Highlights

For a Share Outstanding

The information for the period ended June 30, 2024 has not been audited.

		Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/Baillie Gifford International Growth Fund (Ballie Gifford Fund or Acquired Fund)(a)(b)
Class A
06/30/24	11.74	(0.01)	0.94	0.93	—	—	12.67	7.92	733,922	9	0.99	0.99	(0.17)
12/31/23	10.33	(0.02)	1.43	1.41	—	—	11.74	13.65	736,915	16	0.99	0.99	(0.14)
12/31/22	17.08	(0.02)	(6.32)	(6.34)	(0.05)	(0.36)	10.33	(37.23)	680,117	12	0.98	0.98	(0.14)
12/31/21	18.36	(0.05)	(1.23)	(1.28)	—	—	17.08	(6.97)	1,182,005	49	0.85	1.01	(0.25)
12/31/20	11.72	0.07	6.57	6.64	—	—	18.36	56.66	1,266,830	22	0.59	1.08	0.50
12/31/19	8.98	0.08	2.66	2.74	—	—	11.72	30.51	644,058	14	0.58	1.09	0.77

Class I
06/30/24	11.90	0.01	0.94	0.95	—	—	12.85	7.98	19,705	9	0.69	0.69	0.13
12/31/23	10.43	0.02	1.45	1.47	—	—	11.90	14.09	19,714	16	0.69	0.69	0.16
12/31/22	17.29	0.02	(6.41)	(6.39)	(0.11)	(0.36)	10.43	(37.06)	18,924	12	0.68	0.68	0.15
12/31/21	18.53	0.00	(1.24)	(1.24)	—	—	17.29	(6.69)	31,149	49	0.56	0.71	0.02
12/31/20	11.79	0.10	6.64	6.74	—	—	18.53	57.17	30,461	22	0.29	0.78	0.71
12/31/19	9.01	0.10	2.68	2.78	—	—	11.79	30.85	11,488	14	0.28	0.79	0.96

JNL/Mellon International Index Fund (Mellon Fund or Acquiring Fund)(c)(d)(e)
Class A
06/30/24	15.39	(0.04)	0.82	0.78	—	—	16.17	5.07	2,190,733	2	0.51	0.60	(0.51)
12/31/23	13.13	0.33	1.93	2.26	—	—	15.39	17.21	2,241,068	7	0.51	0.60	2.34
12/31/22	15.72	0.30	(2.53)	(2.23)	(0.03)	(0.33)	13.13	(14.20)	2,075,890	2	0.51	0.61	2.21
12/31/21	14.23	0.02	1.47	1.49	—	—	15.72	10.47	2,590,032	6	0.53	0.61	0.10
12/31/20	13.80	0.23	0.82	1.05	(0.47)	(0.15)	14.23	7.70	1,453,177	3	0.63	0.63	1.78
12/31/19	11.95	0.36	2.15	2.51	(0.37)	(0.29)	13.80	21.21	1,514,294	4	0.63	0.63	2.69

Class I
06/30/24	16.26	(0.02)	0.86	0.84	—	—	17.10	5.17	60,644	2	0.21	0.30	(0.21)
12/31/23	13.83	0.41	2.02	2.43	—	—	16.26	17.57	57,687	7	0.21	0.30	2.73
12/31/22	16.53	0.37	(2.66)	(2.29)	(0.08)	(0.33)	13.83	(13.91)	50,505	2	0.21	0.31	2.64
12/31/21	14.92	0.31	1.30	1.61	—	—	16.53	10.79	55,074	6	0.30	0.32	1.95
12/31/20	14.44	0.28	0.86	1.14	(0.51)	(0.15)	14.92	8.02	280,274	3	0.33	0.33	2.08
12/31/19	12.48	0.40	2.26	2.66	(0.41)	(0.29)	14.44	21.57	290,707	4	0.33	0.33	2.88

(a)
Ratios of net investment income and expenses to average net assets do not include the impact of the former Master Fund’s and underlying funds' expenses. The net expense to average net assets ratio, the total expense to average net assets ratio, and the net investment income (loss) to average net assets ratio, respectively, for both the Master and Feeder Fund are as follows (annualized for periods less than one year): Baillie Gifford Fund - Class A: December 31, 2021: 0.97%, 1.13%, (0.37%); December 31, 2020: 0.97%, 1.46%, 0.12%; December 31, 2019: 0.96%, 1.47%, 0.39%. Baillie Gifford Fund - Class I: December 31, 2021: 0.67%, 0.83%, (0.10%); December 31, 2020: 0.67%, 1.16%, 0.33%; December 31, 2019: 0.66%, 1.17%, 0.58%.

(b)	Effective April 26, 2021, the Fund became a sub-advised fund. Prior to April 26, 2021, the Fund was a feeder fund.
(c)	Effective April 26, 2021, the Fund became a feeder fund. Prior to April 26, 2021, the Fund was a sub-advised fund.
(d)	The Master Fund for the Mellon Fund is the Class I shares. These financial statements should be read in conjunction with the Master Fund's financial statements.
(e)
Ratios of net investment income and expenses to average net assets do not include the impact of the Master Fund’s and underlying funds' expenses. The net expense to average net assets ratio, the total expense to average net assets ratio, and the net investment income (loss) to average net assets ratio, respectively, for both the Master and Feeder Fund are as follows (annualized for periods less than one year): Mellon Fund - Class A: June 30, 2024: 0.61%, 0.70%, (0.61%); December 31, 2023: 0.61%, 0.70%, 2.24%; December 31, 2022: 0.61%, 0.71%, 2.11%; December 31, 2021: 0.61%, 0.69%, 0.02%. Mellon Fund - Class I: June 30, 2024: 0.31%, 0.40%, (0.31%); December 31, 2023: 0.31%, 0.40%, 2.63%; December 31, 2022: 0.31%, 0.41%, 2.54%; December 31, 2021: 0.38%, 0.41%, 1.87%.

VOTING INFORMATION

The following information applies to the Reorganization of the Acquired Fund into the Acquiring Fund for which you are entitled to vote.

The Meeting

The Meeting will be held at 9:30 a.m., Eastern Time, on March 25, 2025, at 1 Corporate Way, Lansing, Michigan 48951, together with any adjournment thereof. The Meeting is being held to consider and vote on the Plan of Reorganization, which provides for the reorganization of the Baillie Gifford Fund into the Mellon Fund, and any other business that may properly come before the Meeting. Only shareholders of the Acquired Fund are entitled to vote on this matter.

A copy of the Plan of Reorganization is attached hereto as Appendix A of this Proxy Statement/Prospectus.

The Board fixed the close of business on January 31, 2025, as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

Quorum and Voting

The Amended and Restated By-Laws of the Trust, dated September 6, 2019 (the “By-Laws”), provide that except as otherwise provided by law, the Amended and Restated Declaration of Trust dated June 1, 1994 and amended and restated on September 25, 2017 (the “Declaration of Trust”), or the By-Laws, the holders of a majority of the shares issued and outstanding and entitled to vote at the meeting, present in person, present by means of remote communication in a manner, if any, authorized by the Board in its sole discretion, or represented by proxy, shall constitute a quorum for the transaction of business. The presence of the Insurance Companies, through the presence of an authorized representative, constitutes a quorum. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum.

The By-Laws further provide that shares may be voted in person or by proxy. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving its invalidity shall rest on the challenger. At all meetings of Shareholders, unless inspectors of election have been appointed, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting. Any person giving voting instructions may revoke them at any time prior to their exercise by submitting to the Secretary of the Trust a superseding voting instruction form or written notice of revocation. Voting instructions can be revoked until the Meeting date. Only the Contract Owner executing the voting instructions can revoke them. The Insurance Companies will vote the shares of the Fund in accordance with all properly executed and unrevoked voting instructions. Unless otherwise specified in the proxy, the proxy shall apply to all shares of the Fund owned by the Shareholder.

Required Vote

The vote of the “majority of the outstanding voting shares” of a Fund is required to approve the Proposal. The vote of the “majority of the outstanding voting shares” means the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.  Except as otherwise provided by law, if a Shareholder abstains from voting as to any matter, then the shares represented by such abstention will be treated as shares that are present at the Meeting for purposes of determining the existence of a quorum. However, abstentions will not be counted as a vote cast on such proposal. The approval of the Proposal depends upon whether a sufficient number of votes are cast for the Proposal.  Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against the Proposal.

Contract Owner Voting Instructions

The Trust is organized as a Massachusetts business trust. Shares of the Trust currently are sold only to Separate Accounts of the Insurance Companies to fund the benefits of variable insurance contracts, to certain non-qualified employee benefit plans of Jackson National, or directly to the Insurance Companies. In addition, shares of the Trust are sold to certain funds of the Trust organized as funds-of-funds. Although the Insurance Companies legally own all of the shares of the Fund held in their respective Separate Accounts that relate to the Contracts, a portion of the value of each Contract is invested by the Insurance Companies, as provided in the Contract, in shares of one or more funds.

Contract Owners have the right under the interpretations of the 1940 Act to instruct the relevant Insurance Company how to vote the shares attributable to their Contract. Contract Owners at the close of business on the Record Date will be entitled to notice of the Meeting and to instruct the relevant Insurance Company how to vote at the Meeting or any adjourned session. The Insurance Company will vote all such shares in accordance with the voting instructions timely given by the Contract Owners with assets invested in the Acquired Fund. Shares for which the Insurance Company receives a voting instruction card that is signed, dated, and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the Proposal. Shares for which the Insurance Company receives no timely voting instructions from a Contract Owner will be voted by the applicable Insurance Company either for or against approval of the applicable Proposal, or as an abstention, in the same proportion as the Shares for which Contract Owners have provided voting instructions to the Insurance Company. The Insurance Companies and their affiliates will vote their own shares and shares held by other regulated investment companies in the same proportion as voting instructions timely given by Contract Owners. As a result, a small number of Contract Owners may determine the outcome of the vote.

Contract Owners may use the enclosed voting instructions form as a ballot to give their voting instructions for those shares attributable to their Contract as of the Record Date. The Insurance Companies have fixed the close of business on March 24, 2025, as the last day on which voting instructions will be accepted, other than those provided in person at the Meeting.

Proxy and Voting Instruction Solicitations

The Board is soliciting proxies from shareholders of the Acquired Fund. The Insurance Companies are the shareholders of record and are soliciting voting instructions from their Contract Owners as to how to vote at the Meeting. In addition to the mailing of these proxy materials, voting instructions may be solicited by letter, telephone or personal contact by officers or employees of the Trust, JNAM or officers or employees of the Insurance Companies.

JNAM, as the Trust’s administrator, has retained the services of Mediant, a BetaNXT business (“Mediant”),  P.O. Box 8035, Cary, North Carolina 27512. Under the agreement between JNAM and Mediant, Mediant will provide proxy distribution, solicitation, and tabulation services (the “Services”). The anticipated cost of the Services to be provided by Mediant in connection with this proxy solicitation is approximately $37,631 and will be borne by JNAM whether or not the Reorganization is consummated.

The costs of printing and mailing of the Notice, this Proxy Statement/Prospectus, and the accompanying voting instruction card, and the solicitation of Contract Owner voting instructions, will be paid by JNAM whether or not the Reorganization is consummated. The Trust does not expect to bear any significant expenses in connection with the Meeting or the solicitation of proxies and voting instructions.

Adjournments

Any authorized voting instructions will be valid for any adjournment of the Meeting. If the Trust receives an insufficient number of votes to approve the Proposal, the Meeting may be adjourned to permit the solicitation of additional votes. The Meeting may be adjourned by the chairperson of the Meeting from time to time to reconvene at the same or some other place as determined by the chairperson of the Meeting for any reason, including failure of a Proposal to receive sufficient votes for approval. No Shareholder vote shall be required for any adjournment. No notice need be given that the Meeting has been adjourned other than by announcement at the Meeting. Any business that might have been transacted at the original Meeting may be transacted at any adjourned Meeting.

Revocation of Voting Instructions

Any person giving voting instructions may revoke them at any time prior to the Meeting by submitting to the Insurance Companies a superseding voting instruction form or written notice of revocation or by appearing and voting in person at the Meeting. Only the Contract Owner executing the voting instructions can revoke them. The Insurance Companies will vote the shares of the Acquired Fund in accordance with all properly executed and un-revoked voting instructions.

Outstanding Shares and Principal Shareholders

The Insurance Companies will vote on the Reorganization as instructed by their Contract Owners. [As of January 31, 2025, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Acquired Fund.]

Because the shares of the Funds are sold only to the separate accounts of the Insurance Companies, certain funds of the Trust organized as funds-of-funds, and certain non-qualified retirement plans, the Insurance Companies, through the Separate Accounts which hold shares in the Trust as funding vehicles for the Contracts and certain retirement plans, are the owners of record of substantially all of the shares of the Trust. In addition, Jackson National, through its general account, is the beneficial owner of shares in certain of the Funds, in some cases representing the initial capital contributed at the inception of a Fund, and in other cases representing investments made for other corporate purposes. The table below shows the number of outstanding shares of the Acquired Fund as of the Record Date that are entitled to vote at the Meeting.

Fund	Total Number of Outstanding Shares
Baillie Gifford Fund (Class A)	[To be Provided]
Baillie Gifford Fund (Class I)	[To be Provided]

As of the Record Date, January 31, 2025, the following person(s) owned 5% or more of the shares of the Acquired Fund either beneficially or of record:

Baillie Gifford Fund – Class A Shares
Contract Owner’s Name/Address	Percent Ownership of Shares of the Fund	Percent Ownership of Shares of the Combined Fund (assuming the Reorganization occurs)
[To be Provided]	[To be Provided]	[To be Provided]

Baillie Gifford Fund – Class I Shares
Contract Owner’s Name/Address	Percent Ownership of Shares of the Fund	Percent Ownership of Shares of the Combined Fund (assuming the Reorganization occurs)
[To be Provided]	[To be Provided]	[To be Provided]

*        *        *        *        *

APPENDIX A

PLAN OF REORGANIZATION

JNL SERIES TRUST

JNL/Baillie Gifford International Growth Fund

JNL/Mellon International Index Fund

This Plan of Reorganization has been entered into on April 25, 2025, by JNL SERIES TRUST (the “Trust”), a Massachusetts business trust, on behalf of its JNL/BAILLIE GIFFORD INTERNATIONAL GROWTH FUND (the “Acquired Fund”) and its JNL/MELLON INTERNATIONAL INDEX FUND (the “Acquiring Fund”).

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission in accord with the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and has established several separate series of shares (“funds”), with each fund having its own assets and investment policies;

WHEREAS, the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust, has determined that participation in the transaction described herein is in the best interests of the Acquired Fund and the Acquiring Fund, and that the interests of the existing shareholders of the Acquired Fund and the Acquiring Fund will not be diluted as a result of the transaction described herein;

WHEREAS, Article II, Section 2.1 of the Trust’s Amended and Restated Declaration of Trust, dated September 25, 2017 (the “Declaration of Trust”), authorizes the Board of Trustees to conduct the business of the Trust and carry on its operations; and

WHEREAS, the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust, has approved the reorganization of the Acquired Fund with and into the Acquiring Fund (the “Reorganization”), subject to the approval of the shareholders of the Acquired Fund.

NOW, THEREFORE, all the assets, liabilities, and interests of the Acquired Fund shall be transferred on the Closing Date to the Acquiring Fund, as described below; provided, however, that such transaction shall not occur unless and until this Plan of Reorganization shall have first been approved by a majority of the outstanding voting securities of the Acquired Fund as provided in Section 2(a)(42) of the 1940 Act; and provided further that the Board of Trustees may terminate this Plan of Reorganization at or prior to the Closing Date:

1.	The Closing Date shall be April 25, 2025, or if the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Fund or the Acquiring Fund (each, an “Exchange”) is closed to trading or trading thereon is restricted, or trading or the reporting of trading on an Exchange or elsewhere is disrupted so that, in the judgment of the Board of Trustees, accurate appraisal of the value of either the Acquired Fund’s or the Acquiring Fund’s net assets and/or the net asset value per share of Acquiring Fund shares is impracticable, the Closing Date shall be postponed until the first business day after the day when such trading has been fully resumed and such reporting has been restored;

2.	The obligations of the Acquired Fund and the Acquiring Fund to complete the transaction described herein shall be subject to receipt by the Acquired Fund and the Acquiring Fund of an opinion of Ropes & Gray LLP dated on the Closing Date (which opinion will be subject to certain qualifications) satisfactory to both parties substantially to the effect that, for U.S. federal income tax purposes, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, current administrative rules, and court decisions, and assuming, among other assumptions, that the variable annuity contracts or variable life insurance policies funded by insurance company separate accounts that hold shares of the Funds (for purposes of this paragraph, each a “contract” and collectively, the “contracts”) and the insurance companies issuing the contracts are properly structured under Subchapter L of the Code, the Reorganization will not be a taxable event for contract owners (the “Tax Opinion”). The Tax Opinion will be based on certain factual certifications made by officers of the Trust, on behalf of each Fund and will also be based on reasonable assumptions. The Tax Opinion may state that it is not a guarantee that the tax consequences of the Reorganization will be as described above, and that there is no assurance that the Internal Revenue Service or a court would agree with the opinion.

3.	On or before the Closing Date, and before effecting the Reorganization described herein, the Trust shall have received a satisfactory written opinion of legal counsel as to such transaction that the securities to be issued in connection with such transaction have been duly authorized and, when issued in accordance with this Plan of Reorganization, will have been validly issued and fully paid and will be non-assessable by the Trust on behalf of the Acquiring Fund.

A-1

4.	In exchange for all of its shares of the Acquired Fund, each shareholder of such Acquired Fund shall receive a number of shares, including fractional shares, of the corresponding share class of the Acquiring Fund equal in dollar value to the number of whole and fractional shares that such shareholder owns in such Acquired Fund. Each shareholder of such Acquired Fund shall thereupon become a shareholder of the Acquiring Fund.

5.	For purposes of this transaction, the value of the shares of the Acquiring Fund and the Acquired Fund shall be determined as of 4:00 p.m., Eastern Time, on the Closing Date. Those valuations shall be made in the usual manner as provided in the relevant prospectus of the Trust.

6.	Upon completion of the foregoing transaction (and, notwithstanding anything to the contrary herein, within 24 months of the date hereof), the Acquired Fund shall be terminated and no further shares shall be issued by it. The classes of the Trust’s shares representing such Acquired Fund shall thereupon be closed and the shares previously authorized for those classes shall be reclassified by the Board of Trustees. The Trust’s Board of Trustees and management of the Trust shall take whatever actions may be necessary under Massachusetts law and the 1940 Act to effect the termination of the Acquired Fund.

7.	The costs and expenses associated with the Reorganization relating to the solicitation of proxies, including preparing, filing, printing, and mailing of the proxy statement and related disclosure documents, and the costs and expenses related to the preparation of the tax opinion and obtaining a consent of independent registered public accounting firm will be borne by Jackson National Asset Management, LLC (“JNAM”) whether or not the Reorganization is consummated. No sales or other charges will be imposed on contract owners in connection with the Reorganization. The legal expenses associated with the Reorganization, including the legal fees incurred in connection with the analysis under the Code of the tax treatment of this transaction, will also be borne by JNAM.

A copy of the Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. Notice is hereby given that this instrument is executed on behalf of the Trustees as Trustees, and is not binding on any of the Trustees, officers, or shareholders of the Trust individually, but only binding on the assets and properties of the Acquired Fund or the Acquiring Fund, respectively.

IN WITNESS WHEREOF, the Trust, on behalf of the Acquired Fund and Acquiring Fund, has caused this Plan of Reorganization to be executed and attested in the City of Chicago, State of Illinois, on the date first written above.

JNL SERIES TRUST

By:
Mark D. Nerud, Trustee, President, and Chief Executive Officer

Attest:
Susan S. Rhee, Vice President, Chief Legal Officer, and Secretary

A-2

APPENDIX B

More Information on Strategies and Risk Factors

Acquired Fund

JNL/Baillie Gifford International Growth Fund

Class A

Class I

Investment Objective. The investment objective of the Fund is capital appreciation.

Principal Investment Strategies. The Fund seeks to meet its objective by investing in a diversified, international portfolio of common stocks and other equity securities of issuers located in countries of developed and emerging markets.

The Fund invests predominantly in securities issued by companies located in countries outside the United States, including a range of developed and emerging market countries. The Fund may, however, invest up to 10% of its net assets in common stocks and other equities of companies located in the United States. Under normal circumstances, the Fund invests in securities of issuers located in at least three countries outside the United States and typically maintains substantial exposure to emerging markets. The Fund may invest in equity securities either directly or indirectly, such as through depositary receipts, and may invest in preferred stocks, convertible securities and warrants. The Fund may invest in issuers of any market capitalization and may participate in initial public offerings (“IPOs”) and in securities offerings that are not registered in the United States. In selecting companies for investment, the Fund’s sub-adviser, Baillie Gifford Overseas Limited (“Sub-Adviser”) generally considers issuers in both developed and emerging markets. The Fund will aim to remain fully invested in equities, holding cash and cash equivalents primarily during periods of investment reallocation, or as a result of purchases of or redemptions from the Fund.

The Fund may invest in Rule 144A and Regulation S securities. Rule 144A securities are securities offered as exempt from registration with the Securities and Exchange Commission (“SEC”) but are typically treated as liquid securities because there is a market for such securities. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the SEC pursuant to Regulation S under the Securities Act of 1933, as amended.

The Sub-Adviser employs a bottom-up approach to stock selection and selects companies without regard to a benchmark. The Sub-Adviser focuses on company research and the long-term outlook of companies and industries. Ideas regarding potential companies to add to the Fund’s portfolio can come from a wide variety of sources, including, but not limited to meetings with companies’ management teams and other stakeholders and relationships with industry thought leaders and academics. Stock ideas will be researched to assess a range of factors, including: a company’s geographic and industry positioning relating to its products and services (both current position and future potential), its competitive advantage over its competitors, its management team, its financial strength, its and valuation. The intended outcome is a diversified portfolio of at least 50 growth companies with the potential to outperform the benchmark over the long term. The Fund aims to hold securities for long periods (typically 5 years), which results in relatively low portfolio turnover and is in line with the Fund’s long-term investment outlook.

The Sub-Adviser employs a bottom-up stock-picking approach that seeks to make long-term investments in well managed businesses which enjoy genuine and sustainable competitive advantages. The Sub-Adviser seeks to identify companies that are likely to generate above average growth in earnings and cash flows, based on fundamental research. The Sub-Adviser’s fundamental research process focuses on: (i) the opportunity for an issuer to deliver superior returns; (ii) the ability of the issuer to execute on that opportunity; and (iii) the current market valuation of the issuer.

The Sub-Adviser may sell a holding if they determine there has been a material deterioration in the investment case or as appropriate to make other investments or meet redemptions. The Fund may invest without limitation in securities quoted or denominated in currencies other than the U.S. dollar and may hold such currencies. The Fund does not expect to engage in currency hedging and thus expects to be fully exposed to currency fluctuations relative to the U.S. dollar. In response to adverse market, economic, political or other conditions, the Fund may deviate from its investment policies by taking temporary defensive positions with some or all of its assets in high quality income securities, cash or cash equivalents. As a result, during such conditions, the Fund may not achieve its investment objective.

Alongside other factors, the Sub-Adviser may consider environmental, social and governance (“ESG”) factors that, depending on the facts and circumstances, are material to the value of an issuer or instrument. Consideration of ESG factors and risks is only one component of the Sub-Adviser’s assessment of eligible investments and may not be a determinative factor in the Sub-Adviser’s final decision on whether to invest in a security. In addition, the weight given to ESG factors may vary across types of investments, industries, regions and issuers, and ESG factors and weights considered may change over time. The Sub-Adviser may not assess every investment for ESG factors, and, when it does, not every ESG factor may be identified or evaluated.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments. As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

●	Asian investment risk
●	China risk
●	Clearance and settlement risk
●	Concentration risk
●	Currency risk
●	Emerging markets and less developed countries risk
●	Equity securities risk
●	Foreign securities risk
●	Investment strategy risk
●	Investment style risk
●	Investments in IPOs risk
●	Large-capitalization investing risk
●	Managed portfolio risk
●	Market risk
●	Mid-capitalization and small-capitalization investing risk
●	Regulation S securities risk
●	Rule 144A securities risk
●	Stock risk

Please see the “Glossary of Risks” section at the end of Appendix B for a description of these risks. There may be other risks that are not listed in this Prospectus that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use. For additional information regarding the risks of investing in the Fund, please refer to the Fund’s Statement of Additional Information.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks). There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective. Those additional risks are:

●	Convertible securities risk
●	Counterparty risk
●	Cybersecurity risk
●	Depositary receipts risk
●	Derivatives risk
●	Expense risk
●	Investment in money market funds risk
●	Liquidity risk
●	Portfolio turnover risk
●	Redemption risk
●	Regulatory investment limits risk

●	Temporary defensive positions and large cash positions risk

Please see the “Glossary of Risks” section at the end of Appendix B for a description of these risks.

In addition, the performance of the Fund depends on the Sub-Adviser’s abilities to effectively implement the investment strategies of the Fund.

The Fund’s Statement of Additional Information has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to it.

Acquiring Fund

JNL/Mellon International Index Fund

Class A

Class I

Investment Objective. The investment objective of the Fund (“Fund” or “Feeder Fund”) is to track the performance of the Morningstar® Developed Markets ex-North America Target Market Exposure IndexSM (Net) (“Index”) to provide long-term capital growth by investing in international equity securities through exclusive investment in shares of the JNL International Index Fund (“Master Fund”).

Principal Investment Strategies. The Fund operates as a “feeder fund” and seeks to achieve its goal by investing all of its assets in Class I shares of the Master Fund. The Fund seeks to achieve this investment objective by utilizing a passive investment approach, called indexing, which attempts to track the investment performance of the Index through representative sampling. The Master Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. Indexing may offer a cost-effective approach to gaining diversified market exposure over the long term.

The Master Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks included in the Index or derivative securities economically related to the Index, a rules-based, float market capitalization-weighted index designed to cover 85% of the equity float-adjusted market capitalization of the Developed Markets ex-North America equity markets. As of December 31, 2023, the Index included equities listed in Austria, Australia, Belgium, Switzerland, Germany, Denmark, Spain, Finland, France, Great Britain, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, Norway, New Zealand, Poland, Portugal, Sweden, Singapore, and the U.S. (non-U.S. entities that are listed in the U.S.).

The Index is reconstituted semiannually and implemented after the close of business on the third Friday of June and December and is effective the following Monday. The Index is rebalanced quarterly and implemented after the close of business on the third Friday of March, June, September, and December and is effective the following Monday.

As of December 31, 2023, the Index had 806 constituents and the full market capitalization range was $332.65 million to $404.78 billion. The number of securities is not fixed and can vary from reconstitution to reconstitution.

To the extent that the Master Fund seeks to replicate the Index using sampling techniques, a close correlation between the Master Fund’s performance and the performance of the Index may be anticipated in both rising and falling markets.

To implement this strategy, the Master Fund may invest up to 50% of its net asset value in financial futures, a type of derivative, to obtain exposure to a variety of underlying assets, to provide liquidity for cash flows, to hedge dividend accruals or for other purposes that facilitate meeting the Master Fund’s objective. The Master Fund may hold up to 25% of its value in baskets of local futures contracts (DAX, Cac 40, Euro Stoxx, Topix, FTSE, etc.) and/or Index futures contracts. In addition, the Master Fund may use foreign currency forward contracts, a type of derivative, to maintain the approximate currency exposure of the Index.

The Master Fund may invest in exchange-traded funds (“ETFs”) to assist with fund rebalances and to meet redemption or purchase requests. The Master Fund’s holdings are rebalanced on a quarterly basis to reflect changes in the composition of the Index.

For temporary defensive purposes during unusual economic or market conditions, for liquidity purposes and /or in response to asset flows in the Master Fund, the Feeder Fund may hold a percentage of its assets in cash. Such holdings may impact the Feeder Fund’s ability to achieve its investment objective.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The following descriptions of the principal risks do not provide any assurance either of the Master Fund’s investment in any particular type of security, or assurance of the Master Fund’s success in its investment selections, techniques and risk assessments. As a managed portfolio, the Master Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Master Fund’s investment adviser otherwise failing to achieve the Master Fund’s investment objective.

The principal risks of investing in the Fund include:

●	Asian investment risk
●	Currency risk
●	Derivatives risk
●	Equity securities risk
●	European investment risk
●	Exchange-traded funds investing risk
●	Financial services risk
●	Foreign securities risk
●	Forward and futures contract risk
●	Index investing risk
●	License termination risk
●	Market risk
●	Passive investment risk
●	Securities lending risk
●	Tracking error risk

Please see the “Glossary of Risks” section at the end of Appendix B for a description of these risks. There may be other risks that are not listed in this Prospectus that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use. For additional information regarding the risks of investing in the Fund, please refer to the Fund’s Statement of Additional Information.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks). There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective. Those additional risks are:

●	Counterparty risk
●	Cybersecurity risk
●	Expense risk
●	Investment strategy risk
●	Leverage risk
●	Liquidity risk
●	Portfolio turnover risk
●	Redemption risk
●	Regulatory investment limits risk
●	Settlement risk

Please see the “Glossary of Risks” section at the end of Appendix B for a description of these risks.

The Fund’s Statement of Additional Information has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to it.

Glossary of Risks

Asian investment risk – Investing in Asia involves many of the same risks as investing in foreign securities. In addition, since Asia includes both developed and emerging markets, investments by the Fund will be subject to the risks associated with investments in such markets. Performance is expected to be closely tied to social, political, and economic conditions within Asia and to be more volatile than the performance of more geographically diversified funds.

China risk – The value of a Fund’s investments in Chinese securities will be impacted by the economic, political, diplomatic, and social conditions within China. China is generally considered an emerging market country and investments in Chinese securities carry the risks associated with emerging markets, as well as risks particular to the region. China may be subject to considerable degrees of economic, political and social instability. The economies, industries, and securities and currency markets of China may be adversely affected by slow economic activity worldwide, protectionist trade policies, dependence on exports and international trade, currency devaluations and other currency exchange rate fluctuations, restrictions on monetary repatriation, increasing competition from Asia’s low-cost emerging economies, environmental events and natural disasters that may occur in China, and military conflicts either in response to social unrest or with other countries. In addition, the tax laws and regulations in mainland China are subject to change, possibly with retroactive effect. Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. The Chinese securities markets are subject to more frequent trading halts and low trading volume, resulting in substantially less liquidity and greater price volatility. Investments in Chinese issuers may be subject to the risk of expropriation and nationalization. The Chinese government may also impose capital controls, which could adversely affect a Fund, its ability to repatriate its investments and the value of the Fund’s investments. In addition, the Chinese government may intervene in currency markets, which could cause its currency, and therefore the value of the Fund’s investments in China, to depreciate. The Chinese economy is heavily reliant upon trade and export growth. Reduction in spending on Chinese products and services; further increases in trade restrictions, such as those resulting from the US-China trade dispute, or even the threat thereof; or a downturn in any of the economies of China’s key trading partners may negatively affect the Chinese economy and its issuers.

On June 2, 2021, an Executive Order (the “Order”) was issued prohibiting investment activity by U.S. persons, in relation to certain companies determined by the U.S. Secretary of the Treasury and the U.S. Secretary of Defense to (i) be operating or have been previously operating in the defense and related material sector or the surveillance technology sector (collectively, “Defense Sectors”) of the economy of China; or (ii) own or control, or to be owned or controlled by, directly or indirectly, a person or entity who operates or has operated in any of the Defense Sectors (each, a “Chinese Military Company,” and together, the “Chinese Military Companies”). The Order supersedes similar executive orders previously issued on November 12, 2020 and January 13, 2021 related to investments in “Communist Chinese Military Companies.”

Chinese Military Companies are designated to the Non-SDN Chinese Military-Industrial Complex Companies List (“Non-SDN CMIC List”) administered by the Office of Foreign Assets Control within the U.S. Department of the Treasury. The Non-SDN CMIC List may change from time to time. Beginning 60 days after an entity is newly-designated as a Chinese Military Company, all transactions in public securities, or any securities that are derivative of, or are designed to provide investment exposure to such securities, of any of the Chinese Military Companies (the “Covered Securities”) are prohibited, with the exception of a 365-day allowance to divest Covered Securities.

A Fund’s holding of Covered Securities may adversely impact a Fund’s performance. The extent of any impact will depend on future developments, including a Fund’s ability to sell Covered Securities, the valuation of Covered Securities, further modifications to the Order, the issuance of additional or different interpretive guidance regarding compliance with the Order, and the duration of the Order, all of which are highly uncertain.

Clearance and settlement risk – Foreign securities markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in clearance and settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned. A Fund’s inability to make intended security purchases due to clearance and settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities due to clearance and settlement problems could result either in losses to a Fund due to subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, liability to the purchaser. This risk may be magnified in emerging markets because settlement systems may be less organized, creating a risk that settlements may be delayed or lost because of failures or defects in such systems.

Concentration risk – The Fund may concentrate its investments in certain securities. To the extent that the Fund focuses on particular countries, regions, industries, sectors, issuers, types of investment or limited number of securities from time to time, including (if applicable) as a result of its investment objective to track the performance of an index, the Fund may be subject to greater risks of adverse economic, business or political developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Industry

Companies within an industry are often faced with the same economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry, and their stock may react similarly and move in unison with these and other market conditions. As a result, stocks within a certain industry in which the Fund invests may be more volatile, and carry greater risk of adverse developments affecting many of the Fund’s holdings, than a mixture of stocks of companies from a wide variety of industries.

Geographic

To the extent that the Fund has a significant level of investment in issuers in particular countries or regions, the Fund’s performance is expected to be closely tied to social, political and economic conditions within those countries or regions and to be more volatile than the performance of more geographically diversified funds. The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time. In addition, certain regions are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events. Such events may have a negative impact on the value of the Fund’s investments in those regions.

Security

The Fund’s portfolio may invest in a limited number of securities. As compared to other Funds, this could subject the Fund to additional risk if one of the portfolio securities declines in price, or if certain sectors of the market experience a downturn. It may take additional time to sell all or part of a Fund’s investment in a particular security, and consequently, concentrating portfolio investments may also limit the ability of the Fund to take advantage of other investment opportunities.

Convertible securities risk – Convertible securities have investment characteristics of both equity and debt securities. Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and debt securities, depending on the price of the underlying security and the conversion price. While equity securities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. A convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock, since it derives a portion of its value from the common stock into which it may be converted. In addition, because companies that issue convertible securities are often small- or mid-capitalization companies, to the extent the Fund invests in convertible securities, it will be subject to the risks of investing in these companies.

The value of convertible and debt securities may fall when interest rates rise. Securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Convertible securities normally are “junior” securities, which means that an issuer usually must pay interest on its non-convertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Fund could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Due to their hybrid nature, convertible securities are typically more sensitive to changes in interest rates than the underlying common stock, but less sensitive than a fixed rate corporate bond.

Counterparty risk – Transactions involving a counterparty are subject to the credit risk of the counterparty. A Fund that enters into contracts with counterparties, such as repurchase or reverse repurchase agreements or derivatives contracts, or that lends its securities, runs the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, files for bankruptcy, or otherwise experiences a business interruption, the Fund could suffer losses, including monetary losses, miss investment opportunities or be forced to hold investments it would prefer to sell. Counterparty risk is heightened during unusually adverse market conditions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded or cleared derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies, but the Fund may be delayed and/or unable to enforce them, which may cause the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because there is more time for events to occur that may prevent settlement. Counterparty risk also is greater when a Fund has concentrated its derivatives with a single or small group of counterparties. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because, for example, the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

A Fund also is subject to counterparty risk because it executes its securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or be unable to dispose of investments it would prefer to sell, resulting in losses for the Fund.

Counterparty risk with respect to derivatives will be affected by rules and regulations affecting the derivatives market. Some derivatives transactions (including futures, options on futures and certain swaps) are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. Therefore, a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report a Fund’s initial margin, the Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared derivatives for all of its customers in the aggregate, rather than individually for each customer. A Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Also, under new special resolution regimes adopted in the United States, the European Union, the United Kingdom and various other jurisdictions, the possibility exists that the Funds’ ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated in the event of a counterparty’s (or its affiliate’s) insolvency. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, in the European Union and the United Kingdom, governmental authorities could reduce, eliminate, or convert to equity the liabilities to the Funds of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”).

Currency risk – Investments in foreign currencies, securities that trade in or receive revenues in foreign currencies or derivatives that provide exposure to foreign currencies are subject to the risk that those currencies may decline in value, or, in the case of hedging positions, that the currency may decline in value relative to the currency being hedged. Currency exchange rates can be volatile and may be affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of a Fund’s foreign securities may be subject to greater risk because both the price of the currency (relative to the U.S. dollar) and the price of the security may fluctuate with market and economic conditions. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

Cybersecurity risk – Cyber-attacks could cause business failures or delays in daily processing and the Fund may need to delay transactions, consistent with regulatory requirements, as a result could impact the performance of the Fund.

Depositary receipts risk – Investments in securities of foreign companies in the form of American depositary receipts (“ADRs”), Global depositary receipts (“GDRs”), and European depositary receipts (“EDRs”) are subject to certain risks. They may be traded in the over-the-counter (“OTC”) market or on a regional exchange, or may otherwise have limited liquidity. The prices of depositary receipts may differ from the prices of securities upon which they are based. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs typically are issued by foreign banks or trust companies, although they may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation. Where the custodian or similar financial institution that holds the issuer’s shares in a trust account is located in a country that does not have developed financial markets, a Fund could be exposed to the credit risk of the custodian or financial institution and greater market risk. In addition, the depository institution may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. A Fund would be expected to pay a share of the additional fees, which it would not pay if investing directly in the foreign securities. A Fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder.

Depositary receipts may be issued in sponsored or un-sponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts. In an un-sponsored program, the issuer may not be directly involved in the creation of the program. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Although the U.S. regulatory requirements applicable to ADRs generally are similar for both sponsored and un-sponsored programs, in some cases it may be easier to obtain financial and other information from an issuer that has participated in the creation of a sponsored program. To the extent the Fund invests in depositary receipts of an un-sponsored program, there may be an increased possibility the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer on a timely basis, as the issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the U.S.

Depositary receipts involve many of the same risks as direct investments in foreign securities. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; and speculation. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. Investments in depositary receipts that are exchange traded or OTC may also subject a Fund to liquidity risk. This risk is enhanced in connection with OTC depositary receipts.

Derivatives risk – Certain Funds may invest in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives can be highly volatile and may be subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment. Derivatives also are subject to a number of risks described elsewhere in this section, such as leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost.

The Fund’s investment manager must choose the correct derivatives exposure versus the underlying assets to be hedged or the income to be generated, in order to realize the desired results from the investment. The Fund’s investment manager must also correctly predict price, credit or their applicable movements, during the life of a derivative, with respect to the underlying asset in order to realize the desired results from the investment.

The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund’s portfolio.

If the Fund’s investment manager uses derivatives in attempting to manage or “hedge” the overall risk of the portfolio, the strategy might not be successful and the Fund may lose money. To the extent that the Fund is unable to close out a position because of market illiquidity or counterparty default, the Fund may not be able to prevent further losses of value in its derivatives holdings.

The Fund may also be required to take or make delivery of an underlying instrument that the manager would otherwise have attempted to avoid. Investors should bear in mind that, while a Fund may intend to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.

The Fund’s use of derivative instruments may involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a portion of its assets in these types of instruments, which could cause the Fund’s investment exposure to exceed the value of its portfolio securities and its investment performance could be affected by securities it does not own.

The U.S. Government has enacted legislation that provides for the regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union and the United Kingdom (and some other countries) are implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are relatively new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. It is possible that government regulation of various types of derivative instruments could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent a Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

The CFTC and certain futures exchanges have established (and continue to evaluate and revise) limits, referred to as “position limits,” on the maximum net long or net short positions which any person or entity may hold or control in particular options and futures contracts (and certain related swap positions). Unless an exemption applies, all positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limits have been exceeded and, as a result, the investment manager’s trading decisions may have to be modified or positions held by a Fund may have to be liquidated in order to avoid exceeding such limits. Even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the investment manager or its affiliates may be aggregated for this purpose. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund. A violation of position limits could also lead to regulatory action materially adverse to a Fund’s investment strategy.

Under the Dodd-Frank Act, a Fund also may be subject to additional recordkeeping and reporting requirements. In addition, the tax treatment of certain derivatives, such as certain swaps, is unclear under current law and may be subject to future legislation, regulation or administrative pronouncements issued by the IRS. Other future regulatory developments may also impact a Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which a Fund itself is regulated. The investment manager cannot predict the effects of any new governmental regulation that may be implemented or the ability of a Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation or self-regulatory organization rule will not adversely affect a Fund’s ability to achieve its investment objective.

Emerging markets and less developed countries risk – Emerging market and less developed countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. Investments in, or exposure to, securities that are tied economically to emerging market and less developed countries are subject to all of the risks of investments in, or exposure to, foreign securities, generally to a greater extent than in developed markets, among other risks. Investments in securities that are tied economically to emerging markets involve greater risk from economic and political systems that typically are less developed, and likely to be less stable, than those in more advanced countries. The Fund also will be subject to the risk of adverse foreign currency rate fluctuations. Emerging market and less developed countries may also have economies that are predominantly based on only a few industries or dependent on revenues from particular commodities. There may be government policies that restrict investment by foreigners, greater government influence over the private sector, and a higher risk of a government taking private property in emerging and less developed countries. Moreover, economies of emerging market countries may be dependent upon international trade and may be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. As a result of these risks, investments in securities tied economically to emerging markets tend to be more volatile than investments in securities of developed countries.

Underdeveloped securities exchanges and low or nonexistent trading volume in securities of issuers may result in a lack of liquidity and in price volatility. A fund may not be able to sell such securities in a timely manner, and may receive less than the currently available market price when selling such emerging market securities. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable clearance and settlement, registration and custodial procedures, which could result in ownership registration being completely lost. Issuers in emerging markets typically are subject to greater risk of adverse changes in earnings and business prospects than are companies in developed markets. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, including confiscatory taxes on investment proceeds and other restrictions on the ability of foreign investors to withdraw their money at will, or from problems in security registration or settlement and custody. Investments in, or exposure to, emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth. The Fund will also be subject to the risk of negative foreign currency rate fluctuations. Investments in, or exposure to, emerging market securities tend to be more volatile than investments in developed countries.

Frontier market countries are emerging market countries that are considered to have the smallest, least mature and least liquid securities markets. Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes, low security market capitalizations, and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund shares. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of the Fund’s shares to decline.

Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities. The value of equity or equity-related securities purchased or held by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

European investment risk – Investing in Europe involves many of the same risks as investing in foreign securities generally. In addition, investing in Europe poses some unique risks. Europe includes both developed and emerging markets and investments by a Fund will be subject to the risks associated with investments in such markets. Most developed countries in Western Europe are members of the European Union (“EU”) and many are also members of the European Economic and Monetary Union (“EMU”). The EU is an economic and political union of most western European countries and a growing number of eastern European countries. One of the key mandates of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency and a common trade policy. In order to pursue this goal, member states established the EMU, which sets out different stages and commitments that member states need to follow to achieve greater economic and monetary policy coordination, including the adoption of a single currency, the euro. Many member states have adopted the euro as their currency and, as a result, are subject to the monetary policies of the European Central Bank (“ECB”). Performance is expected to be closely tied to social, political, security, and economic conditions within Europe and to be more volatile than the performance of more geographically diversified funds. Recent security concerns related to immigration, war and geopolitical risk, and terrorism could have a negative impact on the EU and investments within EU countries.

Uncertainty surrounding the sovereign debt of a number of EU countries, as well as the continued existence of the EU itself, have disrupted and may disrupt markets in the U.S. and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. For example, in June 2016, the United Kingdom approved a referendum to leave the EU (commonly known as “Brexit”). The United Kingdom left the EU on January 31, 2020. Following the withdrawal, there was an eleven-month transition period, ending December 31, 2020, during which the United Kingdom and the EU agreed to a Trade and Cooperation Agreement governing the future relationship between the United Kingdom and the EU. The Trade and Cooperation Agreement does not provide the United Kingdom with the same level of rights or access to all goods and services in the EU as the United Kingdom previously maintained as a member of the EU and during the transition period. In particular the Trade and Cooperation Agreement does not include an agreement on financial services which is yet to be agreed. From January 1, 2021, EU laws ceased to apply in the United Kingdom. Many EU laws were transposed into English law and these transposed laws continue to apply until such time that they are repealed, replaced or amended. The United Kingdom government has enacted legislation that will repeal, replace or otherwise make substantial amendments to the EU laws that currently apply in the United Kingdom. It is impossible to predict the consequences of these amendments on the Fund and its investments. Additionally, although one cannot predict the full effect of Brexit, it could lead to global economic uncertainty and result in volatility in global stock markets and currency exchange rate fluctuations. This uncertainty may impact opportunities, pricing, availability and cost of bank financing, regulation, values or exit opportunities of companies or assets based, doing business, or having services or other significant relationships in, the United Kingdom or the EU.

Brexit may also create uncertainty around trade, the possibility of capital outflows from the United Kingdom, devaluation of the pound sterling, the cost of higher corporate bond spreads, and the risk that all the above could negatively impact business and consumer spending as well as foreign direct investment.

With the United Kingdom’s withdrawal from the EU, there is the possibility that one or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU, as well. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine in February 2022, which has resulted in the U.S. Government imposing sanctions on Russia. The extent and duration of the military action, resulting sanctions and the potential for future sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Exchange-traded funds investing risk – Most exchange-traded funds (“ETFs”) are investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the following risks: (i) the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies; (ii) the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; (iii) price fluctuation, resulting in a loss to the Fund; (iv) the risk that an ETF may trade at a discount to its net asset value; (v) the risk that an active market for an ETF’s shares may not develop or be maintained; and (vi) the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed. When the Fund invests in an ETF, shareholders of the Fund bear their proportionate share of the ETF’s fees and expenses as well as their share of the Fund’s fees and expenses.

In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. As with traditional mutual funds, ETFs charge asset-based fees. The Funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Funds invest. During periods of market volatility, there may be delays in the pricing of ETFs, and ETF exchange-traded prices may also be subject to volatility, which could cause the Fund to lose money.

Expense risk – Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated in the Fund’s Prospectus. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Financial services risk – An investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework; (ii) interest rate changes that may negatively affect financial service businesses; (iii) exposure of a financial institution to a non-diversified or concentrated loan portfolio; (iv) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses (e.g., sub-prime loans); and (v) the risk that a market shock or other unexpected market, economic, political, regulatory, public health or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.

Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, sanctions or the threat of new or modified sanctions, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly available information about issuers of foreign securities compared to issuers of U.S. securities and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position. Such factors may adversely affect the value of securities issued by companies in foreign countries or regions.

Investments in, or exposure to, foreign securities could be affected by restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices and regulation may be inadequate or irregular. There may also be limited legal recourse against the foreign issuer in the event of a default on a debt instrument. Such factors may adversely affect the value of securities issued by foreign companies. Investments in, or exposure to, emerging market countries and/or their securities markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in, or exposure to, emerging market countries.

Forward and futures contract risk – The successful use of forward and futures contracts draws upon the investment manager’s skill and experience with respect to such instruments and are subject to special risks including, but not limited to: (i) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (ii) possible lack of a liquid market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty, clearing member or clearinghouse will default in the performance of its obligations; and (vi) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Index investing risk – A Fund’s indexing strategy does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance. Market fluctuations can cause the performance of an index to be significantly influenced by a small number of companies. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, performance of an index may be lower than the performance of funds that actively invest in stocks that comprise the index. Should a Fund engage in index sampling, the performance of the securities selected may not match the performance of the relevant index for a number of reasons, including, but not limited to: the Fund’s expenses, which the index does not bear; changes in securities markets; changes in the composition of the index; the size of the portfolio; the timing of purchases and redemptions of the Fund’s shares; and the costs and investment effects of reallocating a portion of the portfolio to comply with the diversification requirements under the Code. Certain regulatory limitations, such as Fund diversification requirements or foreign regulatory ownership requirements, may limit the ability of a Fund to completely replicate an index.

Investment in money market funds risk – Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. An investment in a money market fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such money market funds seek to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the Fund has purchased may reduce the Fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation.

Investment strategy risk – The Sub-Adviser, or if no Sub-Adviser, the investment manager uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made in accordance with these investment strategies may not produce the returns expected, and may cause the Fund’s shares to decline in value or may cause the Fund to underperform other funds with similar investment objectives.

Investment style risk – The returns from a certain investment style may be lower than the returns from the overall stock market. For example, value funds typically emphasize stocks whose prices are below-average in comparison to earnings and book value, although they may yield above-average dividends. A value stock may not increase in price if other investors fail to recognize the company’s value or the factors that are expected to increase the price of the security do not occur. As another example, growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stock prices frequently reflect projections of future earnings or revenues, and if earnings growth expectations are not met, their stock prices will likely fall, which may reduce the value of a Fund’s investment in those stocks. Over market cycles, different investment styles may sometimes outperform other investment styles (for, example, growth investing may outperform value investing).

Investments in IPOs risk –The Fund may purchase shares issued as part of, or a short period after, companies’ initial public offerings (“IPOs”), and may at times dispose of those shares shortly after their acquisition. The Fund’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated in significant amounts over short periods of time. The purchase of shares issued in IPOs may have a greater impact upon the Fund’s total returns during any period that the Fund has a small asset base. As the Fund’s assets grow, any impact of IPO investments on the Fund’s total return may decline.

Large-capitalization investing risk – Large-capitalization stocks as a group could fall out of favor with the market, which may cause the Fund to underperform funds that focus on other types of stocks. In addition, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer preferences. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leverage risk – Certain transactions, such as reverse repurchase agreements, futures, forwards, swaps, or other derivative instruments, include the use of leverage and may cause the Fund to liquidate portfolio positions at disadvantageous times to satisfy its obligations. Leverage, including borrowing, may cause the Fund to be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The effect of using leverage is to amplify the Fund’s gains and losses in comparison to the amount of the Fund’s assets (that is, assets other than borrowed assets) at risk, which may cause the Fund’s portfolio to be more volatile. If the Fund uses leverage, the Fund has the risk of capital losses that exceed the net assets of the Fund.

License termination risk – The Fund may rely on licenses from a third party (licensor) that permit the Fund to use that party’s intellectual property in connection with the Fund’s name and/or investment strategies. The license may be terminated by the licensor, and as a result the Fund may lose its ability to use the licensed name or strategy, or receive important data from the licensor. Accordingly, a license may have a significant effect on the future operation of the Fund, including the need to change the investment strategy.

Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. An “illiquid investment” is defined as an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven (7) calendar days or less without the sale or disposition significantly changing the market value of the investment. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. In times of market volatility, certain securities or classes of securities may become illiquid. Government or regulatory actions may decrease market liquidity, and the liquidity for certain securities. Small-capitalization companies and companies domiciled in emerging markets pose greater liquidity and price volatility risks. Certain securities that were liquid when purchased may later become illiquid or less liquid, particularly in times of overall economic distress. Illiquid securities may also be difficult to value, may be required to be fair valued according to the valuation procedures approved by the Board, and may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. Liquidity risk may also refer to the risk that the Fund will not be able to meet requests to redeem shares issued by a Fund without significant dilution of remaining investors’ interests in the Fund because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. In addition, although the fixed-income securities markets have grown significantly in the last few decades, regulations and business practices have led some financial intermediaries to curtail their capacity to engage in trading (i.e., “market making”) activities for certain debt securities. As a result, dealer inventories of fixed-income securities, which provide an indication of the ability of financial intermediaries to make markets in fixed-income securities, are at or near historic lows relative to market size. Because market makers help stabilize the market through their financial intermediary services, further reductions in dealer inventories could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets.

Managed portfolio risk – As an actively managed portfolio, the Fund’s portfolio manager(s) make decisions to buy and sell holdings in the Fund’s portfolio. Because of this, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, the Fund’s manager’s investment techniques could fail to achieve the Fund’s investment objective or may negatively affect the Fund’s investment performance, or legislative, regulatory, or tax developments may affect the investment techniques available to the manager of the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Market risk – Stock market risk refers to the fact that stock (equity securities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund. Consequently, a broad-based market drop may also cause a stock’s price to fall.

Bond market risk generally refers to credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer’s credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds will fall. A broad-based market drop may also cause a bond’s price to fall.

Portfolio securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, public health issues, including widespread disease and virus epidemics or pandemics such as the coronavirus (COVID-19) pandemic, war, terrorism or natural disasters, or due to factors affecting particular industries represented in the securities markets, such as competitive conditions. Changes in the financial condition of a single issuer can impact a market as a whole, and adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, the markets may not favor a particular kind of security, including equity securities or bonds. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

The outbreak of COVID 19, a respiratory disease caused by a novel coronavirus, caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds. The transmission of COVID-19 and efforts to contain its spread resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff furloughs and reductions) and supply chains, and a reduction in consumer and business spending, as well as general economic concern and uncertainty. These disruptions led to instability in the marketplace and overall volatility. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. Public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

Mid-capitalization and small-capitalization investing risk – The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Securities of such issuers may lack sufficient market liquidity to conduct transactions at an advantageous time, or without a substantial drop in price. Generally, the smaller the company size, the greater these risks become.

Passive investment risk – The Fund is not actively managed. Unlike with an actively managed fund, the Fund does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than actively managed funds that realign their portfolios more frequently based on the real-time market trends. Additionally, an index relies on various third-party sources of information to assess the criteria of issuers included in an index, including information that may be based on assumptions and estimates. Errors in index data, index computations, or the construction of an index in accordance with its methodology may occur from time to time and may not be identified and corrected by an index provider for a period of time or at all, which may have an adverse impact on the Fund and its performance. The Fund, an index provider, and the Adviser do not offer assurances that an index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of an index.

Portfolio turnover risk – Frequent changes in the securities held by a Fund, including investments made on a shorter-term basis or in derivative instruments or in instruments with a maturity of one year or less at the time of acquisition, may increase transaction costs, which may reduce performance.

Redemption risk – Large redemption activity could result in the Fund being forced to sell portfolio securities at a loss or before the Adviser or Sub-Adviser would otherwise decide to do so. Large redemption activity in the Fund may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher brokerage commissions, and other transaction costs. It could be difficult for a Fund to meet large redemption requests where there is minimal liquidity in the Fund’s portfolio securities.

Regulation S securities risk – Regulation S securities may be less liquid than publicly traded securities and may not be subject to the disclosure and other investor protection requirements that would be applicable if they were publicly traded. Accordingly, Regulation S securities may involve a high degree of business and financial risk and may result in substantial losses.

Regulatory investment limits risk – The U.S. “Federal Securities Laws” may limit the amount a Fund may invest in certain securities. These limits may be Fund specific or they may apply to the investment manager. As a result of these regulatory limitations under the Federal Securities Laws and the asset management and financial industry business activities of the investment manager and its affiliates, the investment manager and the Fund may be prohibited from or limited in effecting transactions in certain securities. The investment manager and the Fund may encounter trading limitations or restrictions because of aggregation issues or other regulatory requirements. The Federal Securities Laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales. These regulatory investment limits may increase a Fund’s expenses and may limit a Fund’s performance.

Rule 144A securities risk – Rule 144A securities are securities offered as exempt from registration with the SEC, but may be treated as liquid securities because there is a market for such securities. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue. To the extent that institutional buyers become, for a time, uninterested in purchasing Rule 144A securities, investing in such securities could increase the Fund’s level of illiquidity.

Securities lending risk – The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss or delays in recovery of the loaned security or loss of rights in the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund may pay lending fees to a party arranging the loan.

Settlement risk – Settlement risk is the risk that a settlement in a transfer system does not take place as expected. Delayed settlement may affect a Fund’s liquidity due to the timing and receipt of the proceeds from the sale of that security. Loan transactions often settle on a delayed basis compared with securities and the Fund may not receive proceeds from the sale of a loan for a substantial period after the sale, potentially impacting the ability of the Fund to make additional investments or meet redemption obligations. It may take longer than seven days for transactions in loans to settle. In order to meet short-term liquidity needs, the Fund may draw on its cash or other short-term positions, maintain short-term or other liquid assets sufficient to meet reasonably anticipated redemptions, or maintain a credit facility.

Stock risk – Stock markets may experience significant short-term volatility and may fall sharply at times. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets. The prices of individual stocks generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s stock.

Temporary defensive positions and large cash positions risk – In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, and Sub-Adviser transitions, and/or Fund mergers or rebalances, the Fund may temporarily hold all or a significant portion, without limitation, of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high-quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy or holds large cash positions, it will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the portfolio and may affect performance.

Tracking error risk – Tracking error is the divergence of the Fund’s performance from that of the Index. The Fund’s return may not track the return of the Index for a number of reasons. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences, differences in transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not. However, the Fund may be required to deviate its investments from the securities and relative weightings of the Index to comply with the Investment Company Act of 1940, as amended to meet the issuer diversiﬁcation requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, or as a result of local market restrictions, or other legal reasons, including regulatory limits or other restrictions on securities that may be purchased by the Investment Adviser and its afﬁliates.

STATEMENT OF ADDITIONAL INFORMATION

February 14, 2025

JNL SERIES TRUST

JNL/Baillie Gifford International Growth Fund

(a series of JNL Series Trust)

AND

JNL/Mellon International Index Fund

(a series of JNL Series Trust)

1 Corporate Way
Lansing, Michigan 48951
(517) 381-5500

Acquisition of the assets and assumption of the liabilities of:	By and in exchange for shares of:
JNL/Baillie Gifford International Growth Fund	JNL/Mellon International Index Fund

This Statement of Additional Information (the “SAI”) relates specifically to the proposed reorganization of the JNL/Baillie Gifford International Growth Fund (the “Acquired Fund”) into the JNL/Mellon International Index Fund (the “Acquiring Fund”) under which the Acquiring Fund would acquire all of the assets of the Acquired Fund in exchange solely for shares of the Acquiring Fund and that Acquiring Fund’s assumption of all of the Acquired Fund’s liabilities (the “Reorganization”). This SAI is available to separate accounts, registered investment companies, and non-qualified plans of Jackson National Life Insurance Company (“Jackson National”) or Jackson National Life Insurance Company of New York (each, an “Insurance Company” and together, the “Insurance Companies”) with amounts allocated to the Acquired Fund and to other shareholders of the Acquired Fund as of January 31, 2025.

This SAI consists of the cover page, the information set forth below and the following described documents, each of which is incorporated by reference herein and accompanies this SAI:

(1)       The Acquired Fund’s and the Acquiring Fund’s Statement of Additional Information dated April 29, 2024, as supplemented (File Nos. 033-87244 and 811-08894);

(2)       The Annual Report to Shareholders of the Acquired Fund and Acquiring Fund for the fiscal year ended December 31, 2023 (File Nos. 033-87244 and 811-08894); and

(3)       The Semi-Annual Financial Statements with respect to the Acquired Fund and Acquiring Fund for the period ended June 30, 2024 included in JNL Series Trust’s Form N-CSR filing with the SEC (File Nos. 033-87244 and 811-08894).

This SAI is not a prospectus. A Proxy Statement and Prospectus dated February 14, 2025, relating to the Reorganization (the “Proxy Statement/Prospectus”) may be obtained at no charge by calling 1-800-644-4565 (Jackson Customer Care), 1-800-599-5651 (Jackson NY Customer Care), by writing JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814 or by visiting www.jackson.com. This SAI should be read in conjunction with the Proxy Statement/Prospectus.

SUPPLEMENTAL FINANCIAL INFORMATION

The Reorganization is expected to be effective as of the close of business on April 25, 2025, or on such later date as may be deemed necessary in the judgment of the Board of Trustees (the “Board”) of the JNL Series Trust (the “Trust”) in accordance with the Plan of Reorganization (the “Closing Date”).

Following the Reorganization, the Acquiring Fund will be the accounting and performance survivor.

A table showing the fees of the Acquiring Fund and the Acquired Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in the section entitled “Comparative Fee and Expense Tables” of the of the Proxy Statement/Prospectus.

Because the Acquiring Fund is only allowed to invest exclusively in shares of the JNL International Index Fund (“Master Fund”), this investment restriction means the Reorganization will result in a material change to the Acquired Fund’s investment portfolio. It is currently anticipated that approximately 100% of the Acquired Fund’s holdings will be liquidated in advance of the Reorganization and the Acquiring Fund will use the resulting proceeds to invest exclusively in shares of the Master Fund in accordance with the Acquiring Fund’s principal investment strategies. A schedule of investments of the Acquired Fund, as of June 30, 2024, is included below and reflects the anticipated sale of the Acquired Fund’s portfolio holdings in connection with the Reorganization. It is not expected that the Acquiring Fund will revise any of its investment policies following the Reorganization to reflect those of the Acquired Fund. Notwithstanding the foregoing, changes may be made to the Acquired Fund’s portfolio in advance of the Reorganization and/or the Acquiring Fund’s portfolio following the Reorganization.

There are no material differences in accounting policies of the Acquired Fund as compared to those of the Acquiring Fund.

The Reorganization is not expected to be a taxable event for U.S. federal income tax purposes for Contract Owners.

If the Reorganization is consummated, the Combined Fund would seek to be treated as a partnership for U.S. federal income tax purposes, if such qualification is in the best interests of shareholders. Partnerships generally are not subject to federal income tax. In addition, the Acquired Fund, which intends to qualify for treatment as a regulated investment company through the Closing Date of the Reorganization, will make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required.

As of December 31, 2023, the Acquired Fund had $173,340,885 in net capital loss carryforwards. The Acquiring Fund is organized as a partnership and, as such, had no net capital loss carryforwards as of December 31, 2023. The Acquiring Fund is not able to realize any future benefit from any unused capital loss carryforward and other losses deferred by the Acquired Fund, if any, following the Reorganization.

The fact that the Acquiring Fund is, and intends to continue to be, treated as a partnership for U.S. federal income tax purposes provides a number of potential benefits to shareholders, including accelerated receipt of foreign tax reclaims under certain conditions, a potential increase in securities lending income, elimination of the risk that the affected Funds will fail to qualify for treatment as a regulated investment company under various tests imposed by the Internal Revenue Code, and a reduction in the risk of operational and administrative errors as the complexity of the Fund’s tax accounting and financial reporting is reduced. The Insurance Companies receive benefits under the federal income tax laws with respect to tax deductions and credits as it relates to the tax structure of the Funds insofar as the Insurance Companies are entitled to receive the deduction and credit for any dividends received or foreign tax payments generated by each of the Fund’s investment portfolios because the Funds advised by JNAM are owned directly by the Insurance Companies’ separate accounts, by various funds of the Trust, which are partnerships for U.S. federal income tax purposes, and by the Insurance Companies. As the Funds’ investment adviser, JNAM acts as a fiduciary for the benefit of the Funds’ ultimate shareholders (the variable annuity contract owners) and in no way seeks to maximize the dividends received deduction or foreign tax credits if there is a potential that it may detrimentally impact a shareholder or contract owner. Any additional benefits related to enhanced dividends received deduction or foreign tax credits to the Insurance Companies are not directly shared with the adviser, sub-advisers, Funds, shareholders, or contract owners; however, JNAM is responsible for monitoring that any benefit that the Insurance Companies receive from the tax structure of the Funds does not result in a detriment or have a harmful impact to the Funds, shareholders, or contract owners.

For each Fund, distributions other than in redemption of Fund shares, if any, are automatically reinvested at net asset value in shares of the distributing class of that Fund.

Acquired Fund

Portfolio of Investments (Unaudited)

	Shares/Par[1]	Value ($)
JNL/Baillie Gifford International Growth Fund
COMMON STOCKS 98.1%
Netherlands 13.0%
Adyen N.V. (a) (b) ‡	27	32,094
ASML Holding N.V. ‡	46	46,641
Exor Nederland N.V. ‡	182	19,083
		97,818
China 11.2%
BYD Company Limited - Class H ‡	527	15,663
Full Truck Alliance Co. Ltd. - Class A – ADR ‡	315	2,530
Ganfeng Lithium Group Co., Ltd - Class H (b) ‡	484	938
Meituan - Class B (a) (b) ‡	1,404	19,779
Pinduoduo (Shanghai) Network Technology Co., Ltd. - ADR (a) ‡	186	24,718
Tencent Holdings Limited ‡	387	18,384
Wuxi Biologics Cayman Inc (a) (b) ‡	1,673	2,465
		84,477
United States of America 10.8%
Elastic N.V. (a) ‡	150	17,110
Grail, Inc. (a) ‡	—	—
Illumina, Inc. (a) ‡	48	5,026
Moderna, Inc. (a) ‡	188	22,366
NVIDIA Corporation ‡	260	32,102
Tesla Inc. (a) ‡	22	4,373
		80,977
Sweden 8.9%
Atlas Copco Aktiebolag - Class A‡	1,451	27,190
Kinnevik AB - Class B (a) ‡	372	3,037
Spotify Technology S.A. (a) ‡	118	37,023
		67,250
Argentina 6.4%
MercadoLibre, Inc. (a) ‡	30	48,526
Taiwan 5.4%
Taiwan Semiconductor Manufacturing Company Limited ‡	1,357	40,339
Denmark 5.3%
Ambu A/S - Class B (a) ‡	401	7,700
Genmab A/S (a) ‡	61	15,334
Vestas Wind Systems A/S (a) ‡	548	12,624
Zealand Pharma A/S (a) ‡	32	4,039
		39,697
France 4.4%
Hermes International ‡	3	6,259
Kering ‡	21	7,585
L’Oreal ‡	38	16,892
Soitec (a) ‡	25	2,757
		33,493
Italy 4.0%
Ferrari N.V. ‡	59	23,969
Prysmian S.p.A. ‡	105	6,483
		30,452
Japan 3.7%
Advantest Corporation ‡	163	6,607
M3, Inc. ‡	511	4,893
Nidec Corporation ‡	193	8,661
SBI Holdings, Inc. ‡	105	2,676
SMC Corporation ‡	10	4,670
		27,507
Belgium 3.4%
argenx SE (a) ‡	50	21,776
Umicore (c) ‡	254	3,800
		25,576
South Korea 3.2%
Coupang, Inc. - Class A (a) ‡	1,141	23,905
Israel 2.7%
Mobileye Global Inc. - Class A (a) (c) ‡	127	3,559
SolarEdge Technologies Ltd. (a) ‡	26	657
	Shares/Par[1]	Value ($)
Wix.Com Ltd. (a) ‡	102	16,240
		20,456
Australia 2.6%
Atlassian Corporation - Class A (a) ‡	26	4,635
WiseTech Global Limited ‡	228	15,210
		19,845
Brazil 2.2%
NU Holdings Ltd. - Class A (a) ‡	1,287	16,591
Hong Kong 2.0%
AIA Group Limited ‡	1,787	12,052
Hong Kong Exchanges and Clearing Limited ‡	100	3,173
		15,225
India 1.8%
HDFC Bank Limited ‡	494	9,947
MakeMyTrip Limited (a) ‡	43	3,638
		13,585
United Kingdom 1.8%
Ocado Group PLC (a) ‡	1,203	4,370
Wise PLC - Class A (a) ‡	1,070	9,125
		13,495
Switzerland 1.7%
Temenos AG - Class N ‡	54	3,713
VAT Group AG (b) ‡	16	9,007
		12,720
Germany 1.6%
Delivery Hero SE (a) (b) ‡	246	5,817
Hellofresh SE (a) ‡	257	1,241
Jumia Technologies AG - ADR (a) ‡	202	1,417
Zalando SE (a) (b) ‡	163	3,822
		12,297
Singapore 1.1%
Sea Limited - Class A - ADR (a) ‡	117	8,322
Canada 0.6%
Shopify Inc. - Class A (a) ‡	71	4,709
Norway 0.3%
Autostore Holdings Ltd (a) (b) ‡	2,067	2,426
Total Common Stocks (cost $906,646)		739,688
PREFERRED STOCKS 1.1%
Germany 1.1%
Sartorius Aktiengesellschaft ‡	34	7,933
Total Preferred Stocks (cost $17,535)		7,933
SHORT TERM INVESTMENTS 0.3%
Investment Companies 0.2%
JNL Government Money Market Fund - Class I, 5.21% (d) (e) ‡	1,702	1,702
Securities Lending Collateral 0.1%
JNL Government Money Market Fund - Class SL, 5.31% (d) (e) ‡	603	603
Total Short Term Investments (cost $2,305)		2,305
Total Investments 99.5% (cost $926,486)		749,926
Other Assets and Liabilities, Net 0.5%		3,701
Total Net Assets 100.0%		753,627

(a)	Non-income producing security.
(b)	Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.
(c)	All or a portion of the security was on loan as of June 30, 2024.
(d)	Investment in affiliate.
(e)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of June 30, 2024.
‡	Security is expected to be disposed of prior to the Reorganization.

JNL SERIES TRUST

PART C
OTHER INFORMATION

Item 15. Indemnification.

Amended and Restated Declaration of Trust:  Article IV of the Registrant’s Amended and Restated Declaration of Trust, as amended, provides that each of its Trustees and Officers (including persons who serve at the Registrant’s request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) (each, a “Covered Person”) shall be indemnified by the Registrant against all liabilities and expenses that may be incurred by reason of being or having been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Registrant or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Article IV, Section 4.3 of the Registrant’s Amended and Restated Declaration of Trust, as amended, provides the following:

(a)	Subject to the exceptions and limitations contained in paragraph (b) below:

(i)
every person who is, or has been, a Trustee, officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) shall be indemnified by the Trust, or by one or more Series thereof if the claim arises from his or her conduct with respect to only such Series (unless the Series was terminated prior to any such liability or claim being known to the Trustees, in which case such obligations, to the extent not satisfied out of the assets of a Series, the obligation shall be an obligation of the Trust), to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii)
the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)	No indemnification shall be provided hereunder to a Trustee or officer:

(i)
against any liability to the Trust, a Series thereof or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(ii)
with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or a Series thereof;

(iii)
in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

		(A)	by the court or other body approving the settlement or other disposition;

(B)
based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (i) vote of a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees then in office act on the matter) or (ii) written opinion of independent legal counsel; or

		(C)	by a vote of a majority of the Shares outstanding and entitled to vote (excluding Shares owned of record or beneficially by such individual).

(c)
The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person.  Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust or any Series thereof other than Trustees and officers may be entitled by contract or otherwise under law.

(d)
Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust or a Series thereof prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

(i)
such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust or Series thereof shall be insured against losses arising out of any such advances; or

(ii)
a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in Section 4.3 of the Registrant’s Amended and Restated Declaration of Trust, a “Non-interested Trustee” is one who (i) is not an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (ii) is not involved in the claim, action, suit or proceeding.

Indemnification Arrangements: The foregoing indemnification arrangements are subject to the provisions of Section 17(h) of the Investment Company Act of 1940.

Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition to the above indemnification, Jackson National Life Insurance Company extends its indemnification of its own officers, directors and employees to cover such persons’ activities as officers, trustees or employees of the Registrant.

Item 16. Exhibits

(1)		Amended and Restated Agreement and Declaration of Trust of Registrant, dated September 25, 2017.[15]

(2)		Amended and Restated By-Laws of Registrant, dated September 6, 2019.[18]

(3)		Not Applicable.

(4)		Plan of Reorganization, filed as Appendix A to the Proxy Statement and Prospectus set forth in Part A to this Registration Statement on Form N-14.

(5)
Provisions of instruments defining the rights of holders of the securities being registered are contained in the Registrant’s Amended and Restated Agreement and Declaration of Trust and By-laws (See Exhibits (1) and (2) above).

(6) (a)		Jackson National Asset Management, LLC (“JNAM”)

	(i)	Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective September 13, 2021.[21]

	(ii)	Amendment, effective April 25, 2022, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective September 13, 2021.[22]

	(iii)	Amendment, effective June 1, 2022, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective September 13, 2021.[23]

	(iv)	Amendment, effective November 15, 2022, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective September 13, 2021.[24]

	(v)	Amendment, effective May 1, 2023, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective September 13, 2021.[25]

	(vi)	Amendment, effective April 29, 2024, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective September 13, 2021.[27]

	(vii)	Amendment, effective October 21, 2024, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective September 13, 2021.[28]

(b)		Unitary Fee Agreement between Registrant and JNAM, effective April 26, 2021. [20]

(c)		Baillie Gifford Overseas Limited (“Baillie”)

	(i)	Investment Sub-Advisory Agreement between JNAM and Baillie, effective April 26, 2021.[20]

	(ii)	Amendment, effective October 21, 2024, to Investment Sub-Advisory Agreement between JNAM and Baillie, effective April 26, 2021. [28]

(d)		Mellon Investments Corporation (“Mellon”)

	(i)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon, effective September 2, 2021.[21]

	(ii)	Amendment, effective September 3, 2021, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon, effective September 2, 2021.[21]

	(iii)	Sub-Advisory Agreement between JNAM and Mellon, effective September 13, 2021.[21]

	(iv)	Amendment, effective April 25, 2022, to Sub-Advisory Agreement between JNAM and Mellon, effective September 13, 2021.[22]

	(v)	Amendment, effective November 14, 2022, to Sub-Advisory Agreement between JNAM and Mellon, effective September 13, 2021.[24]

	(vi)	Amendment, effective January 1, 2024, to Sub-Advisory Agreement between JNAM and Mellon, effective September 13, 2021.[27]

	(vii)	Amendment, effective April 29, 2024, to Sub-Advisory Agreement between JNAM and Mellon, effective September 13, 2021.[27]

	(viii)	Amendment, effective October 21, 2024, to Sub-Advisory Agreement between JNAM and Mellon, effective September 13, 2021.[28]

(7)	(i)	Third Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors LLC (“JNLD”), effective September 13, 2021.[21]

	(ii)	Amendment, effective April 25, 2022, to Third Amended and Restated Distribution Agreement between Registrant and JNLD, effective September 13, 2021.[22]

	(iii)	Amendment, effective November 15, 2022, to Third Amended and Restated Distribution Agreement between Registrant and JNLD, effective September 13, 2021.[24]

	(iv)	Amendment, effective April 29, 2024, to Third Amended and Restated Distribution Agreement between Registrant and JNLD, effective September 13, 2021.[27]

	(v)	Amendment, effective October 21, 2024, to Third Amended and Restated Distribution Agreement between Registrant and JNLD, effective September 13, 2021.[28]

(8)		Not Applicable.

(9) (a)	(i)	Amended and Restated Master Global Custody Agreement between Registrant and JPMorgan Chase, dated December 1, 2022 (the “JPMorgan Custody Agreement”).[25]

	(ii)	Amendment, effective September 30, 2023, to the JPMorgan Custody Agreement.[26]

	(iii)	Amendment, effective April 29, 2024, to the JPMorgan Custody Agreement.[27]

	(iv)	Amendment, effective October 21, 2024, to the JPMorgan Custody Agreement.[28]

(b)	(i)
Amended and Restated Master Custodian Agreement between Registrant, State Street Bank and Trust Company, JNL Investors Series Trust, JNL Multi-Manager Alternative Fund (Boston Partners) Ltd., and PPM Funds, dated December 1, 2022 (the “State Street Custody Agreement”).[25]

	(ii)	Amendment, effective May 6, 2023, to the State Street Custody Agreement.[26]

	(iii)	Amendment, effective September 30, 2023, to the State Street Custody Agreement (this amendment adds Jackson Credit Opportunities Fund as a party thereto).[26]

	(iv)	Amendment, effective December 15, 2023, to the State Street Custody Agreement (this amendment removes JNL Multi-Manager Alternative Fund (Boston Partners) Ltd. as a party).[27]

	(v)	Amendment, effective February 29, 2024, to the State Street Custody Agreement (this amendment adds Jackson Real Asset Fund as a party thereto).[27]

	(vi)	Amendment, effective April 29, 2024, to the State Street Custody Agreement.[27]

	(vii)	Amendment, effective June 10, 2024, to the State Street Custody Agreement (this amendment adds Jackson Real Assets Fund LLC as a party thereto).[28]

	(viii)	Amendment, effective August 29, 2024, to the State Street Custody Agreement (this amendment adds Jackson Credit Opportunities Fund LLC as a party thereto).[28]

	(ix)	Amendment, effective October 21, 2024, to the State Street Custody Agreement.[28]

(10) (a)	(i)	Amended and Restated Distribution Plan, effective July 1, 2017.[14]

	(ii)	Amendment, effective September 25, 2017, to Amended and Restated Distribution Plan, effective July 1, 2017.[14]

	(iii)	Amendment, effective August 13, 2018, to Amended and Restated Distribution Plan, effective July 1, 2017.[16]

	(iv)	Amendment, effective June 24, 2019, to Amended and Restated Distribution Plan, effective July 1, 2017.[18]

	(v)	Amendment, effective April 27, 2020, to Amended and Restated Distribution Plan, effective July 1, 2017.[19]

	(vi)	Amendment, effective April 26, 2021, to Amended and Restated Distribution Plan, effective July 1, 2017.[20]

	(vii)	Amendment, effective April 25, 2022, to Amended and Restated Distribution Plan, effective July 1, 2017.[22]

	(viii)	Amendment, effective November 15, 2022, to Amended and Restated Distribution Plan, effective July 1, 2017.[24]

	(ix)	Amendment, effective April 29, 2024, to Amended and Restated Distribution Plan, effective July 1, 2017.[27]

	(x)	Amendment, effective October 21, 2024, to Amended and Restated Distribution Plan, effective July 1, 2017.[28]

(b)	(i)	Multiple Class Plan, effective April 29, 2013.[4]

	(ii)	Amendment, effective September 16, 2013, to Multiple Class Plan, effective April 29, 2013.[6]

	(iii)	Amendment, effective April 28, 2014, to Multiple Class Plan, effective April 29, 2013.[7]

	(iv)	Amendment, effective September 15, 2014, to Multiple Class Plan, effective April 29, 2013.[8]

	(v)	Amendment, effective April 27, 2015, to Multiple Class Plan, effective April 29, 2013.[9]

	(vi)	Amendment, effective September 28, 2015, to Multiple Class Plan, effective April 29, 2013.[10]

	(vii)	Amendment, effective April 25, 2016, to Multiple Class Plan, effective April 29, 2013.[11]

	(viii)	Amendment, effective September 19, 2016, to Multiple Class Plan, effective April 29, 2013.[12]

	(ix)	Amendment, effective April 24, 2017, to Multiple Class Plan, effective April 29, 2013.[13]

	(x)	Amendment, effective September 25, 2017, to Multiple Class Plan, effective April 29, 2013.[14]

	(xi)	Amendment, effective August 13, 2018, to Multiple Class Plan, effective April 29, 2013.[16]

	(xii)	Amendment, effective June 24, 2019, to Multiple Class Plan, effective April 29, 2013.[18]

	(xiii)	Amendment, effective April 27, 2020, to Multiple Class Plan, effective April 29, 2013.[19]

	(xiv)	Amendment, effective April 26, 2021, to Multiple Class Plan, effective April 29, 2013.[20]

	(xv)	Amendment, effective April 25, 2022, to Multiple Class Plan, effective April 29, 2013.[22]

	(xvi)	Amendment, effective November 15, 2022, to Multiple Class Plan, effective April 29, 2013.[24]

	(xvii)	Amendment, effective April 29, 2024, to Multiple Class Plan, effective April 29, 2013.[27]

	(xviii)	Amendment, effective October 21, 2024, to Multiple Class Plan, effective April 29, 2013.[28]

(11)		Opinion and Consent of Counsel regarding legality of shares being registered, attached hereto.

(12)		Opinion and Consent of Counsel regarding tax matters and consequences to shareholders discussed in the Proxy Statement and Prospectus, to be filed by amendment.

(13) (a)	(i)	Amended and Restated Administration Agreement between Registrant and JNAM, effective September 13, 2021.[21]

	(ii)	Amendment, effective April 25, 2022, to Amended and Restated Administration Agreement between Registrant and JNAM, effective September 13, 2021.[22]

	(iii)	Amendment, effective November 15, 2022, to Amended and Restated Administration Agreement between Registrant and JNAM, effective September 13, 2021.[24]

	(iv)	Amendment, effective April 29, 2024, to Amended and Restated Administration Agreement between Registrant and JNAM, effective September 13, 2021.[27]

	(v)	Amendment, effective October 21, 2024, to Amended and Restated Administration Agreement between Registrant and JNAM, effective September 13, 2021.[28]

(b)	(i)	Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM.[1]

	(ii)	Amendment, dated August 29, 2011, to Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM.[2]

	(iii)	Amendment, dated June 3, 2013, to Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM.[6]

	(iv)	Amendment, dated April 27, 2015, to Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM.[9]

	(v)	Amendment, dated September 19, 2016, to Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM.[12]

	(vi)	Amendment, effective April 24, 2017, to Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM.[13]

	(vii)	Amendment, effective September 25, 2017, to Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM.[14]

	(viii)	Amendment, effective April 30, 2018, to Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM.[15]

	(ix)	Amendment, effective August 13, 2018, to Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM.[16]

	(x)	Amendment, effective April 29, 2019, to Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM.[17]

	(xi)	Amendment, effective April 27, 2020, to Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM.[19]

	(xii)	Amendment, effective April 26, 2021, to Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM.[20]

	(xiii)	Amendment, effective April 25, 2022, to Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM.[22]

	(xiv)	Amendment, effective April 29, 2024, to Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM.[27]

(c)	(i)	Amended and Restated Anti-Money Laundering Agreement between Registrant and Jackson National Life Insurance Company, dated November 27, 2012.[5]

	(ii)	Amendment, effective June 29, 2018, to Amended and Restated Anti-Money Laundering Agreement between Registrant and Jackson National Life Insurance Company, dated November 27, 2012.[16]

	(iii)	Amendment, effective April 27, 2020, to Amended and Restated Anti-Money Laundering Agreement between Registrant and Jackson National Life Insurance Company, dated November 27, 2012.[19]

(d)	(i)	Amended and Restated Contract Owner Information Agreement, pursuant to Rule 22c-2 between Registrant and Jackson National Life Insurance Company and its Separate Accounts, dated April 1, 2016.[11]

(ii)
Amendment, effective June 29, 2018, to Amended and Restated Contract Owner Information Agreement, pursuant to Rule 22c-2 between Registrant and Jackson National Life Insurance Company and its Separate Accounts, dated April 1, 2016.[16]

(iii)
Amendment, effective April 27, 2020, to Amended and Restated Contract Owner Information Agreement, pursuant to Rule 22c-2 between Registrant and Jackson National Life Insurance Company and its Separate Accounts, dated April 1, 2016.[19]

(e)	(i)
Amended and Restated Contract Owner Information Agreement, pursuant to Rule 22c-2 between Registrant and Jackson National Life Insurance Company of New York and its Separate Accounts, dated April 1, 2016.[11]

(ii)
Amendment, effective June 29, 2018, to Amended and Restated Contract Owner Information Agreement, pursuant to Rule 22c-2 between Registrant and Jackson National Life Insurance Company of New York and its Separate Accounts, dated April 1, 2016.[16]

(iii)
Amendment, effective April 27, 2020, to Amended and Restated Contract Owner Information Agreement, pursuant to Rule 22c-2 between Registrant and Jackson National Life Insurance Company of New York and its Separate Accounts, dated April 1, 2016.[19]

(f)	(i)
Master InterFund Lending Agreement, dated as April 27, 2015, by and among the series listed of the Registrant, JNL Investors Series Trust, JNL Variable Fund LLC, JNL Strategic Income Fund LLC, Jackson Variable Series Trust and Curian Series Trust and JNAM and Curian Capital LLC.[9]

	(ii)	Amendment, effective February 2, 2016, to Master Interfund Lending Agreement dated April 27, 2015.[11]

	(iii)	Amendment, effective June 1, 2018, to Master Interfund Lending Agreement dated April 27, 2015.[16]

	(iv)	Amendment, effective April 27, 2020, to Master Interfund Lending Agreement dated April 27, 2015.[19]

(g)	(i)	Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[3]

	(ii)	Amendment, effective April 30, 2012, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[3]

	(iii)	Amendment, effective April 29, 2013, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[4]

	(iv)	Amendment, effective September 16, 2013, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM dated February 28, 2012.[6]

	(v)	Amendment, effective April 28, 2014, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[7]

	(vi)	Amendment, effective September 15, 2014, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[8]

	(vii)	Amendment, effective April 27, 2015, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[9]

	(viii)	Amendment, effective September 28, 2015, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[10]

	(ix)	Amendment, effective April 25, 2016, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[11]

	(x)	Amendment, effective September 19, 2016, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[12]

	(xi)	Amendment, effective April 24, 2017, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[13]

	(xii)	Amendment, effective September 25, 2017, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[14]

	(xiii)	Amendment, effective August 13, 2018, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[16]

	(xiv)	Amendment, effective June 24, 2019, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[18]

	(xv)	Amendment, effective April 27, 2020, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[19]

	(xvi)	Amendment, effective April 26, 2021, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[20]

	(xvii)	Amendment, effective April 25, 2022, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[22]

	(xviii)	Amendment, effective November 15, 2022, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[24]

	(xix)	Amendment, effective April 29, 2024, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[27]

	(xx)	Amendment, effective October 21, 2024, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[28]

(14)		Consent of Independent Registered Public Accounting Firm, attached hereto.

(15)		None.

(16)		Power of Attorney, dated June 1, 2024, attached hereto.

(17)		Proxy and Voting Instruction Cards, attached hereto.

[1]
Incorporated by reference to Registrant's Post-Effective Amendment No. 78 to its Registration Statement on Form N-1A (033-87244; 811-8894) (“Registration Statement”) filed with the with the Securities and Exchange Commission (“SEC”) on April 30, 2010.

[2]	Incorporated by reference to Registrant's Post-Effective Amendment No. 95 to its Registration Statement on Form N-1A filed with the SEC on August 26, 2011.
[3]	Incorporated by reference to Registrant's Post-Effective Amendment No. 104 to its Registration Statement on Form N-1A filed with the SEC on April 26, 2012.
[4]	Incorporated by reference to Registrant's Post-Effective Amendment No. 108 to its Registration Statement on Form N-1A filed with the SEC on December 19, 2012.
[5]	Incorporated by reference to Registrant's Post-Effective Amendment No. 111 to its Registration Statement on Form N-1A filed with the SEC on April 26, 2013.
[6]	Incorporated by reference to Registrant's Post-Effective Amendment No. 116 to its Registration Statement on Form N-1A filed with the SEC on September 13, 2013.
[7]	Incorporated by reference to Registrant's Post-Effective Amendment No. 121 to its Registration Statement on Form N-1A filed with the SEC on April 25, 2014.
[8]	Incorporated by reference to Registrant's Post-Effective Amendment No. 125 to its Registration Statement on Form N-1A filed with the SEC on September 12, 2014.
[9]	Incorporated by reference to Registrant's Post-Effective Amendment No. 129 to its Registration Statement on Form N-1A filed with the SEC on April 24, 2015.
[10]	Incorporated by reference to Registrant's Post-Effective Amendment No. 134 to its Registration Statement on Form N-1A filed with the SEC on September 25, 2015.
[11]	Incorporated by reference to Registrant’s Post-Effective Amendment No. 139 to its Registration Statement on Form N-1A filed with the SEC on April 22, 2016.
[12]	Incorporated by reference to Registrant's Post-Effective Amendment No. 144 to its Registration Statement on Form N-1A filed with the SEC on September 16, 2016.
[13]	Incorporated by reference to Registrant's Post-Effective Amendment No. 149 to its Registration Statement on Form N-1A filed with the SEC on April 21, 2017.
[14]	Incorporated by reference to Registrant's Post-Effective Amendment No. 155 to its Registration Statement on Form N-1A filed with the SEC on September 22, 2017.
[15]	Incorporated by reference to Registrant's Post-Effective Amendment No. 157 to its Registration Statement on Form N-1A filed with the SEC on April 27, 2018.
[16]	Incorporated by reference to Registrant's Post-Effective Amendment No. 161 to its Registration Statement on Form N-1A filed with the SEC on August 10, 2018.
[17]	Incorporated by reference to Registrant's Post-Effective Amendment No. 166 to its Registration Statement on Form N-1A filed with the SEC on April 26, 2019.
[18]	Incorporated by reference to Registrant’s Post-Effective Amendment No. 168 to its Registration Statement on Form N-1A filed with the SEC on December 16, 2019.
[19]	Incorporated by reference to Registrant’s Post-Effective Amendment No. 171 to its Registration Statement on Form N-1A filed with the SEC on April 23, 2020.
[20]	Incorporated by reference to Registrant’s Post-Effective Amendment No. 177 to its Registration Statement on Form N-1A filed with the SEC on April 22, 2021.
[21]	Incorporated by reference to Registrant’s Post-Effective Amendment No. 179 to its Registration Statement on Form N-1A filed with the SEC on December 13, 2021.
[22]	Incorporated by reference to Registrant's Post-Effective Amendment No. 182 to its Registration Statement on Form N-1A filed with the SEC on April 21, 2022.
[23]	Incorporated by reference to Registrant's Post-Effective Amendment No. 183 to its Registration Statement on Form N-1A filed with the SEC on September 1, 2022.
[24]	Incorporated by reference to Registrant's Post-Effective Amendment No. 184 to its Registration Statement on Form N-1A filed with the SEC on November 15, 2022.
[25]	Incorporated by reference to Registrant's Post-Effective Amendment No. 186 to its Registration Statement on Form N-1A filed with the SEC on April 27, 2023.
[26]	Incorporated by reference to Registrant's Post-Effective Amendment No. 187 to its Registration Statement on Form N-1A filed with the SEC on December 6, 2023.
[27]	Incorporated by reference to Registrant's Post-Effective Amendment No. 191 to its Registration Statement on Form N-1A filed with the SEC on April 26, 2024.
[28]	Incorporated by reference to Registrant's Post-Effective Amendment No. 196 to its Registration Statement on Form N-1A filed with the SEC on October 17, 2024.

Item 17. Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.
(3) The Registrant agrees to file an executed copy of the opinion of counsel supporting the tax consequences of the proposed reorganization as an amendment to this Registration Statement within a reasonable time after receipt of such opinion.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, duly authorized, in the City of Lansing and the State of Michigan on the 18th day of December, 2024.

JNL SERIES TRUST

/s/ Emily J. Bennett
Emily J. Bennett
Vice President and Assistant Secretary; and *Attorney-in-Fact, pursuant to Powers of Attorney

As required by the 1933 Act, this Registration Statement on Form N-14 has been signed by the following persons in the capacities and on the dates indicated.

/s/ Emily J. Bennett	*	December 18, 2024
Eric O. Anyah
Trustee

/s/ Emily J. Bennett	*	December 18, 2024
Michael Bouchard
Trustee

/s/ Emily J. Bennett	*	December 18, 2024
Ellen Carnahan
Trustee

/s/ Emily J. Bennett	*	December 18, 2024
John W. Gillespie
Trustee

/s/ Emily J. Bennett	*	December 18, 2024
William R. Rybak
Trustee

/s/ Emily J. Bennett	*	December 18, 2024
Mark S. Wehrle
Trustee

/s/ Emily J. Bennett	*	December 18, 2024
Edward C. Wood
Trustee

/s/ Emily J. Bennett	*	December 18, 2024
Patricia A. Woodworth
Trustee

/s/ Emily J. Bennett	*	December 18, 2024
Mark D. Nerud
Trustee, President and Chief Executive Officer (Principal Executive Officer)

/s/ Emily J. Bennett	*	December 18, 2024
Andrew Tedeschi
Treasurer and Chief Financial Officer (Principal Financial Officer)

EXHIBIT LIST

(11)	Opinion and Consent of Counsel regarding legality of shares being registered.

(14)	Consent of Independent Registered Public Accounting Firm.

(16)	Power of Attorney, dated June 1, 2024.

(17)	Form of Proxy and Voting Instruction Cards.